                                                                   EXHIBIT 4(qq)



                                 TRUST INDENTURE


                           DATED AS OF AUGUST 13, 2001



                                      AMONG



                         KERN RIVER FUNDING CORPORATION,
                                   AS ISSUER,



                      KERN RIVER GAS TRANSMISSION COMPANY,
                                  AS GUARANTOR,



                                       AND



                            THE CHASE MANHATTAN BANK
                                   AS TRUSTEE





                                    INCLUDING
                    $510,000,000 6.676% SENIOR NOTES DUE 2016




                                TABLE OF CONTENTS

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                                                 ARTICLE 1

                                     DEFINITIONS AND OTHER PROVISIONS
                                          OF GENERAL APPLICATION

SECTION 1.1.  Definitions..................................................................................1
SECTION 1.2.  Compliance Certificates and Opinions........................................................20
SECTION 1.3.  Form of Documents Delivered to Trustee......................................................20
SECTION 1.4.  Acts of Holders; Record Dates...............................................................21
SECTION 1.5.  Notices, Etc., to Trustee, Company and Partnership..........................................23
SECTION 1.6.  Notice to Holders; Waiver...................................................................23
SECTION 1.7.  Effect of Headings and Table of Contents....................................................23
SECTION 1.8.  Successors and Assigns......................................................................23
SECTION 1.9.  Separability Clause.........................................................................24
SECTION 1.10.  Benefits of Indenture......................................................................24
SECTION 1.11.  Governing Law..............................................................................24
SECTION 1.12.  Legal Holidays.............................................................................24
SECTION 1.13.  Counterparts...............................................................................24
SECTION 1.14.  Agency.....................................................................................24

                                                  ARTICLE 2

                                               THE SECURITIES

SECTION 2.1.  Forms Generally.............................................................................24
SECTION 2.2.  Legends on Restricted Securities............................................................25
SECTION 2.3.  Amount Unlimited; Issuable in Series........................................................27
SECTION 2.4.  Denominations...............................................................................29
SECTION 2.5.  Execution, Authentication, Delivery and Dating..............................................29
SECTION 2.6.  Temporary Securities........................................................................30
SECTION 2.7.  Registration, Registration of Transfer and Exchange.........................................31
SECTION 2.8.  Mutilated, Destroyed, Lost and Stolen Securities............................................37
SECTION 2.9.  Payments; Interest Rights Preserved.........................................................38
SECTION 2.10.  Persons Deemed Owners......................................................................39
SECTION 2.11.  Cancellation...............................................................................39
SECTION 2.12.  Computation of Interest....................................................................39
SECTION 2.13.  Certification Forms........................................................................39
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                                        i


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
SECTION 2.14.  CUSIP Numbers..............................................................................40

                                                  ARTICLE 3

                                         SATISFACTION AND DISCHARGE

SECTION 3.1.  Satisfaction and Discharge of Indenture.....................................................40
SECTION 3.2.  Application of Trust Money..................................................................41

                                                  ARTICLE 4

                                                  REMEDIES

SECTION 4.1.  Events of Default...........................................................................42
SECTION 4.2.  Acceleration of Maturity; Rescission and Annulment..........................................44
SECTION 4.3.  Collection of Indebtedness and Suits for Enforcement by Trustee.............................45
SECTION 4.4.  Trustee May File Proofs of Claim............................................................46
SECTION 4.5.  Trustee May Enforce Claims Without Possession of Securities.................................46
SECTION 4.6.  Application of Money Collected..............................................................47
SECTION 4.7.  Limitation on Suits.........................................................................47
SECTION 4.8.  Unconditional Right of Holders to Receive Principal, Premium and Interest...................48
SECTION 4.9.  Restoration of Rights and Remedies..........................................................48
SECTION 4.10.  Rights and Remedies Cumulative.............................................................48
SECTION 4.11.  Delay or Omission Not Waiver...............................................................48
SECTION 4.12.  Control by Holders.........................................................................48
SECTION 4.13.  Waiver of Past Defaults....................................................................49
SECTION 4.14.  Undertaking for Costs......................................................................49
SECTION 4.15.  Waiver of Usury, Stay or Extension Laws....................................................49
SECTION 4.16.  Securities Held by Certain Persons Not to Share in Distribution............................49
SECTION 4.17.  The Collateral Agency Agreement............................................................49

                                                  ARTICLE 5

                                                 THE TRUSTEE

SECTION 5.1.  Certain Duties and Responsibilities.........................................................50
SECTION 5.2.  Notice of Defaults..........................................................................51
SECTION 5.3.  Certain Rights of Trustee...................................................................51
SECTION 5.4.  Not Responsible for Recitals or Issuance of Securities......................................52
SECTION 5.5.  May Hold Securities.........................................................................52
SECTION 5.6.  Money Held in Trust.........................................................................53
SECTION 5.7.  Compensation and Reimbursement..............................................................53
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                                       ii


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
SECTION 5.8.  Corporate Trustee Required; Eligibility.....................................................54
SECTION 5.9.  Resignation and Removal; Appointment of Successor...........................................54
SECTION 5.10.  Acceptance of Appointment by Successor.....................................................55
SECTION 5.11.  Merger, Conversion, Consolidation or Succession to Business................................56
SECTION 5.12.  Appointment of Paying Agent and Authenticating Agent.......................................56
SECTION 5.13.  Rights and Obligations of Trustee as Representative of the Holders under the
               Security Agreements........................................................................59

                                                  ARTICLE 6

                              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 6.1.  Company to Furnish Trustee Names and Addresses of Holders...................................59
SECTION 6.2.  Preservation of Information; Communications to Holders......................................59

                                                  ARTICLE 7

                                           SUPPLEMENTAL INDENTURES

SECTION 7.1.  Supplemental Indentures Without Consent of Holders..........................................60
SECTION 7.2.  Supplemental Indentures With Consent of Holders.............................................61
SECTION 7.3.  Execution of Supplemental Indentures........................................................62
SECTION 7.4.  Effect of Supplemental Indentures...........................................................63
SECTION 7.5.  Reference in Securities to Supplemental Indentures..........................................63

                                                  ARTICLE 8

                                                  COVENANTS

SECTION 8.1.  Financial Statements, Etc...................................................................63
SECTION 8.2.  Payment of Principal, Premium and Interest..................................................65
SECTION 8.3.  Existence, Etc..............................................................................65
SECTION 8.4.  Money for Securities Payments to be Held in Trust...........................................65
SECTION 8.5.  Insurance...................................................................................66
SECTION 8.6.  Prohibition of Fundamental Changes..........................................................68
SECTION 8.7.  Ownership of the Company; No Other Subsidiaries.............................................68
SECTION 8.8.  Limitation on Liens.........................................................................68
SECTION 8.9.  Indebtedness................................................................................69
SECTION 8.10.  Investments................................................................................70
SECTION 8.11.  Distributions..............................................................................71
SECTION 8.12.  Affiliate Subordinated Debt................................................................71
SECTION 8.13.  Lines of Business; Single-Purpose Entity...................................................71
SECTION 8.14.  Transactions with Affiliates and Related Parties...........................................71


                                       iii


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
SECTION 8.15.  Modifications of Certain Documents.........................................................71
SECTION 8.16.  Mandatory Obligor Actions..................................................................72
SECTION 8.17.  Rule 144A Information......................................................................72
SECTION 8.18.  Maintenance of Office or Agency............................................................72
SECTION 8.19.  Use of Proceeds............................................................................73
SECTION 8.20.  Expansion..................................................................................73
SECTION 8.21.  Compliance with Law........................................................................74
SECTION 8.22.  Property...................................................................................74
SECTION 8.23.  FERC Filings...............................................................................74
SECTION 8.24.  Transportation Service Agreement...........................................................74
SECTION 8.25.  Collateral Agency Agreement................................................................74
SECTION 8.26.  Transfers..................................................................................74
SECTION 8.27.  Amendment to Partnership Security Agreement................................................74
SECTION 8.28.  Debt Service Notices to Collateral Agent...................................................75

                                                  ARTICLE 9

                                          REDEMPTION OF SECURITIES

SECTION 9.1.  Applicability of Article....................................................................75
SECTION 9.2.  Election to Redeem; Notice to Trustee.......................................................75
SECTION 9.3.  Selection by Trustee of Securities to Be Redeemed...........................................75
SECTION 9.4.  Notice of Redemption........................................................................76
SECTION 9.5.  Deposit of Redemption Price.................................................................77
SECTION 9.6.  Securities Payable on Redemption Date.......................................................77
SECTION 9.7.  Securities Redeemed in Part.................................................................77
SECTION 9.8.  Mandatory Redemption Upon a Casualty Event..................................................77
SECTION 9.9.  Redemption at Company's Option..............................................................78

                                                 ARTICLE 10

                                                SINKING FUNDS

SECTION 10.1.  Applicability of Article...................................................................78
SECTION 10.2.  Satisfaction of Sinking Fund Payments with Securities......................................78
SECTION 10.3.  Redemption of Securities for Sinking Fund..................................................79

                                                 ARTICLE 11

                                    DEFEASANCE AND COVENANT DEFEASANCE

SECTION 11.1.  Company's Option to Effect Defeasance or Covenant Defeasance...............................79
SECTION 11.2.  Defeasance and Discharge...................................................................79
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                                       iv


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
SECTION 11.3.  Covenant Defeasance........................................................................79
SECTION 11.4.  Conditions to Defeasance or Covenant Defeasance............................................80
SECTION 11.5.  Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous
               Provisions.................................................................................82
SECTION 11.6.  Reinstatement..............................................................................82

                                                 ARTICLE 12

                                            PARTNERSHIP GUARANTEE

SECTION 12.1.  Obligations Guaranteed.....................................................................83
SECTION 12.2.  Obligations Unconditional..................................................................83
SECTION 12.3.  No Waiver or Set-off.......................................................................84
SECTION 12.4.  Waiver of Notice; Expenses.................................................................84
SECTION 12.5.  Benefit and Enforcement....................................................................84
SECTION 12.6.  Survival of Partnership Guarantee Obligation; Waiver of Subrogation........................84
SECTION 12.7.  Pledge of Partnership Collateral...........................................................85

                                                 ARTICLE 13

                                           LIMITATION OF LIABILITY

SECTION 13.1.  Company....................................................................................85
SECTION 13.2.  Partnership................................................................................85

                                    EXHIBITS


EXHIBIT A   FORM OF NOTE
EXHIBIT B   FORM OF TRANSFER CERTIFICATE FOR EXCHANGE
            OR TRANSFER FROM RESTRICTED GLOBAL SECURITY
            TO REGULATION S GLOBAL SECURITY
EXHIBIT C   FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
            EXCHANGE FROM REGULATION S GLOBAL SECURITY
            TO RESTRICTED GLOBAL SECURITY
EXHIBIT D   FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
            EXCHANGE OF RESTRICTED SECURITY
EXHIBIT E   FORM OF INSTITUTIONAL ACCREDITED INVESTOR
            TRANSFEREE COMPLIANCE LETTER

                This TRUST INDENTURE, dated as of August 13, 2001, among KERN RIVER FUNDING CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware, as issuer (the "Company"), having its principal office at Tulsa, Oklahoma, Kern River Gas Transmission Company, a general partnership duly organized and existing under the laws of the State of Texas, as guarantor (the "Partnership"), having its principal office at Salt Lake City, Utah, and The Chase Manhattan Bank, a New York corporation, as trustee (the "Trustee").

                              W I T N E S S E T H:


                WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance in its individual capacity and as agent for the Partnership from time to time of the Company's debentures, notes or other evidences of indebtedness in one or more series as in this Indenture provided herein (the "Securities"); and

                WHEREAS, the Company wishes to lend all of the proceeds of the sale of the Securities to the Partnership; and

                WHEREAS, the Partnership wishes to provide its guarantee to secure the payment of the principal of, premium on, if any, and interest on, all the Securities authenticated and delivered hereunder and issued by the Company and the performance of the covenants therein and herein contained; and

                WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Partnership, in accordance with its terms, have been done;

                NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                    ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                SECTION 1.1. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with regulatory accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "required accounting practices" with respect to any computation required or permitted hereunder means such accounting practices as are required by the Company and the Partnership, at the date of such computation;

                (3) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made in accordance with RAP;

                (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

                (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                (6) unless the context clearly intends to the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other; and

                (7) unless otherwise expressly specified, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Indenture and the other Project Agreements (as hereinafter defined) and shall include any agreement, contract or document in substitution or replacement of any of the foregoing entered into in accordance with the terms of this Indenture and the other Project Agreements.

                "2002 Expansion" means the expansion for which the Partnership filed an application with the FERC in Docket No. CP01-31-000 on November 15, 2000.

                "Acceptable Letter of Credit" means an irrevocable standby letter of credit provided on behalf of an LTFT Shipper for the benefit of the Partnership with a stated amount equal, at any time, to one year's reservation charges due under the applicable LTFT Agreement and issued by a bank whose long-term unsecured and unguaranteed debt is rated at least "A" by S&P and "A2" by Moody's. Such letter of credit shall have a term of at least a year and shall be subject to draw if not renewed or replaced at the end of such term.

                "Account Bank" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

                "Additional Senior Indebtedness" means Indebtedness of the Company or the Partnership for borrowed money ranking pari passu in right of payment with the Senior Debt. For the avoidance of doubt, any indebtedness incurred in respect of an Expansion and described in the proviso to the definition of Indebtedness shall not constitute Additional Senior Indebtedness until such time as it constitutes Indebtedness in accordance with the definition thereof and the Completion Guaranty in respect of such Expansion has been released.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Affiliate Subordinated Debt" means Indebtedness of the Partnership held by any Partner or an Affiliate of any Partner and subordinated to the Senior Debt.

                "Agency Agreement" means the agreement entered into on the Closing Date between the Company and the Partnership pursuant to which the Company agrees to act as agent for the Partnership with respect to the issuance of the Securities.

                "Agent Member" has the meaning specified in Section
2.7(c)(v)(B).

                "Applicable Procedures" has the meaning specified in Section 2.7(c)(v)(B).

                "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 5.12 to act on behalf of the Trustee to authenticate Securities of one or more series.

                "Authorized Agent" has the meaning specified in Section 5.12(a).

                "Bankruptcy Code" means the United States Bankruptcy Code of 1978, as amended from time to time.

                "Basic Agreements" means, collectively, this Indenture, the Securities and the Security Agreements.

                "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                "Business Day" means any day other than (a) a Saturday or Sunday or (b) a day on which commercial banks in New York City or any other city in which the Trustee's

Corporate Trust Office, any Place of Payment or the Collateral Agent's principal office is located, are authorized or required to close.

                "California Action Project" means the expansion for which the Partnership filed an application with the FERC in Docket No. CP01-106-000 on March 15, 2001.

                "Capital Expenditures" means, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by the Partnership to acquire or construct fixed assets, plant and equipment (including renewals improvements and replacements) during such period that in accordance with RAP are required to be capitalized on the Partnership's balance sheet.

                "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under RAP, and, for purposes of this Indenture the amount of such obligations shall be the capitalized amount thereof determined in accordance with RAP.

                "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of, or partnership or other ownership interests in, such Person.

                "Casualty Event" means, with respect to any Property of any Person, any event that causes all or a portion of such Property to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever, including, without limitation, any compulsory transfer or taking or transfer under threat of compulsory transfer or taking of any material part of such Property by any Governmental Authority.

                "Catastrophic Loss" means any Casualty Event with respect to the Project for which the replacement value of the lost or damaged Property (as determined by the Executive Committee of the Partnership reasonably and in good faith) is greater than the greater of (x) 10% of the gross book value of the Partnership's plant, property and equipment, taken as a whole, and (y) $100,000,000, as Escalated.

                "Clearstream" means Clearstream Banking, societe anonyme.

                "Closing Date" means August 13, 2001.

                "CO&M Agreement" means the Construction, Operation and Maintenance Agreement dated as of August 29, 1989, as amended, by and among MPOC, Mojave Pipeline and the Partnership under which MPOC operates the Common Facilities.

                "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                "Collateral" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Collateral Agency Agreement" means the Collateral Agency Agreement dated as of the Closing Date by and among the Partnership, the Company, the Trustee and the Collateral Agent.

                "Collateral Agent" means The Chase Manhattan Bank, in its capacity as Partnership Collateral Agent or Funding Collateral Agent under the Collateral Agency Agreement.

                "Common Facilities" means the facilities from Daggett, California, to termination points in Kern County, California, consisting of approximately 219 miles of pipe jointly owned by the Partnership and Mojave Pipeline as tenants-in-common.

                "Company" means Kern River Funding Corporation.

                "Company Order" or "Company Request" means a written order or request signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer or the Assistant Treasurer, and delivered to the Trustee.

                "Company Security Agreement" means the Assignment of Contracts, Pledge and Security Agreement dated as of the Closing Date between the Company and the Collateral Agent.

                "Completion" means, with respect to any Expansion, that (i) pursuant to FERC certificate compliance requirements and 18 C.F.R. Section 157.20(c)(3), the Partnership has filed with the FERC notice that such Expansion's facilities have been constructed and placed into service or that service has commenced on such facilities, (ii) pursuant to the LTFT Agreements entered into in connection with such Expansion, the Partnership may begin invoicing the applicable LTFT Shippers the full amount of their periodic reservation charge payments and (iii) the equity investment, if any, described in clause (z) of the proviso to the definition of Indebtedness and required so that the percentage of the costs of such Expansion that are financed with Indebtedness incurred by the Partnership does not exceed the Applicable Expansion Debt Level, has been contributed to the Partnership.

                "Completion Guaranty" means, with respect to any Expansion, an unconditional undertaking by Williams, or another entity that has a public debt rating equal to at least "BBB-" from S&P and "Baa3" from Moody's, that ensures Completion of such Expansion.

                "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered which office as of the date of execution of this Indenture is located at 450 West 33rd Street, New York, NY 10001.

                "Covenant Defeasance" has the meaning specified in Section 11.3.

                "Debt Service Coverage Ratio" means, for any period, the ratio of (a) Operating Cash Flow for such period to (b) Mandatory Senior Debt Service (excluding the amount of the Final Principal Payment) for such period.

                "Debt Service Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by the Debt Service LOC Provider.

                "Debt Service Letter of Credit Obligation" means all obligations of the Partnership under the Debt Service LOC Reimbursement Agreement including without limitation all obligations in respect of the Debt Service Letter of Credit, interest, principal in respect of any notes or bonds issued thereunder together with any obligation or indemnity for fees, expenses or damages.

                "Debt Service LOC Account" means the special irrevocable collateral account and funds within such account, established and maintained pursuant to Section 7.1 of the Collateral Agency Agreement.

                "Debt Service LOC Loan" means each loan made by a Debt Service LOC Provider to the Partnership pursuant to the Debt Service LOC Reimbursement Agreement.

                "Debt Service LOC Provider" means the commercial banks or financial institutions issuing the Debt Service Letter of Credit.

                "Debt Service LOC Reimbursement Agreement" means the Debt Service LOC Reimbursement Agreement, among the Partnership, the Company and the Debt Service LOC Provider, dated as of the Closing Date.

                "Debt Service Payment Date" means the final day of each month, commencing on August 31, 2001, provided that payments in respect of principal on the Securities issued on the Closing Date will not commence until the Debt Service Payment Date occurring on January 31, 2002.

                "Default" means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default

                "Defaulted Interest" has the meaning specified in Section 2.9.

                "Defeasance" has the meaning specified in Section 11.2.

                "Depository" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Securities as contemplated by Section 2.3.

                "Determination Date" means the second Business Day prior to the Redemption Date.

                "Distribution" means (a) all partnership distributions of the Partnership (in cash, property of the Partnership or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the Partnership of, any portion of any partnership interest in the Partnership, (b) all dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement, or other acquisition of, any shares of any class of stock of the Company or of any warrant options or other rights to acquire the same, but excluding dividends payable solely in shares of common stock of the Company and (c) all payments (in cash, property of the Partnership or obligations) of principal of, interest on and other amounts with respect to, or other payments on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the Partnership of, any Affiliate Subordinated Debt.

                "Dollars" and "$" means lawful money of the United States of America.

                "Economic Make-Whole Premium" means,

        (a) with respect to all of the Securities of any series, an amount calculated by the Company as of the second Business Day prior to the Redemption Date (the "Determination Date") of the Securities of such series as follows:

                (i) the average life of the remaining scheduled payments of principal in respect of the Outstanding Securities (the "Remaining Average Life") shall be calculated as of the Redemption Date;

                (ii) the yield to maturity shall be calculated for the United States Treasury security having an average life equal to the Remaining Average Life and trading in the secondary market at the price (on the Determination Date) closest to par (the "Primary Issue"); provided, however, that if no United States Treasury security has an average life equal to the Remaining Average Life, the yields (the "Other Yields') for the two maturities of the United States Treasury securities having average lives most closely corresponding to such Remaining Average Life and trading in the secondary market at the price (on the Determination
        Date) closest to par shall be calculated and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight-line basis, rounding in each of such relevant periods to the nearest month;

                (iii) the discounted present value of the then remaining scheduled payments of principal and interest (but excluding that portion of any scheduled payment of interest that is actually due and paid on the Redemption Date) in respect of Outstanding Securities shall be calculated as of the Redemption Date using a discount factor equal to the sum of (a) the yield to maturity for the Primary Issue, plus (b) 50 basis points; and

                (iv) the amount of premium in respect of Securities to be redeemed shall be an amount equal to (a) the discounted present value of such Securities to be redeemed determined in accordance with clause
        (iii) above minus (b) the unpaid principal amount of such Securities; provided, however, that the premium shall not be less than zero; and,

        (b) with respect to any Security in any series, the amount obtained by multiplying (i) the aggregate Economic Make-Whole Premium determined as set forth above by (ii) the ratio of the Outstanding principal amount of such Security on the Redemption Date to the aggregate Outstanding principal amount of all Securities of such series on the Redemption Date.

                "Environmental Laws" means any and all present and future federal, state, local and foreign laws, rules or regulations, and any orders or decrees in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of Hazardous Materials into the indoor or outdoor environment, including, without limitation, ambient air, soil surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                "Escalated" means, with respect to any amount and as at any date of determination, such amount as multiplied by a fraction (a) the numerator of which is the Consumer Price Index for All Urban Consumers (CPI/U), as published by the Bureau of

Statistics of the Department of Labor (or if the publication of such Consumer Price Index is discontinued, a comparable index similar in nature to the discontinued index which clearly reflects the change in the real value of the purchasing power of the Dollar (hereafter in this definition referred to as the "index")) reported for the calendar year immediately preceding such date and (b) the denominator of which is equal to the index reported for 2001, provided, however, that if an Escalation has to be determined in a particular year at a time prior to the time that such Consumer Price Index is published, the figure used immediately prior thereto shall be used.

                "Euroclear" means Euroclear Bank, S.A./N.V., as operator of the Euroclear System, or any successor to Euroclear Bank, S.A./N.V., as operator thereof.

                "Event of Default" has the meaning specified in Section 4.1.

                "Exchange Act" means, the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                "Existing 144A Debt" means existing 144A indebtedness outstanding under the Trust Indenture, dated as of March 15, 1996, among Kern River Funding Corporation, as Issuer, Kern River Gas Transmission Company, as Guarantor, and The Chase Manhattan Bank (formerly called Chemical Bank) as Trustee.

                "Expansion" means any capital investment project that (i) involves Capital Expenditures in excess of $100,000,000, as Escalated and (ii) increases the transportation capacity of the Pipeline by at least 100 MMcf per day.

                "Expiration Date" has the meaning specified in Section 1.4.

                "FERC" means the Federal Energy Regulatory Commission.

                "Final Maturity Date" means, as at any date of determination, the latest Stated Maturity of any Security then Outstanding.

                "Final Principal Payment" means the payment to be made in respect of principal of the Securities (established by the Partnership pursuant to Section 2.1 and issued on the Closing Date) on the Final Maturity Date with respect to such Securities.

                "Fitch" means Fitch, Inc. and its successors.

                "Global Security" means a Security that evidences all or part of the Securities of any series or tranche and bears the appropriate legend set forth in Exhibit A (or such legend as may be specified as contemplated by Section 2.2 for such Securities).

                "Governmental Approval" means any authorization of or by, consent of, approval of, license from, ruling of, permit from, tariff by, rate of certification by, exemption from, filing with (except any filing relating to the perfection of security interests), variance from, claim of, order from, judgment from, decree of, publication to or by, notice to, declaration of or with or registration by or with any Governmental Authority.

                "Governmental Authority" means any federal, state, municipal local, territorial or other government department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body, domestic or foreign.

                "Governmental Rule" means any statute, law, regulation, ordinance, rule, final and nonappealable judgment, order, decree, permit, concession, grant, franchise, license, directive, guideline, policy, requirement, or other government restriction or any similar form of decision of or determination by, or any interpretation of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect (including, without limitation, any Environmental Law).

                "Gross Book Value" means, with respect to any Person, the gross book value of such Person's plant, property and equipment, taken as a whole.

                "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb and the term "Guarantor" shall have correlative meanings.

                "Hazardous Material" means, at any time, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls, (b) any chemicals or other materials or substances that, at such time, become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which, at such time, is prohibited, limited or contemplated under any Environmental Law.

                "Holder" and "Securityholder" means a Person in whose name a Security is registered in the Security Register.

                "Indebtedness" means, for any Person (without duplication) whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (a) every obligation of such Person for money borrowed, (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (d) every obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (e) every Capital Lease Obligation of such Person, (f) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person, if any, at the time of determination plus accrued but unpaid dividends, (g) every obligation of such Person with respect to interest rate and currency hedging agreements, and (h) every obligation of the type referred to in clauses (a) through (g) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable for, directly or indirectly, as obligor, Guarantor or otherwise; provided, however, that "Indebtedness" shall not include any indebtedness incurred with respect to an Expansion provided that, and only for so long as, (x) a Completion Guaranty with respect to such Expansion is in full force and effect, (y) the recourse of the holders of such indebtedness is limited as set forth in clause
(b) of Section 8.20 and (z) the Partners are obligated under the terms of the financing for such Expansion to contribute equity upon Completion in an amount, if any, that, if such equity were contributed at the time such indebtedness was incurred and such indebtedness was included in the definition of Indebtedness, would enable the Partnership to satisfy the tests set forth in clause (a)(iv) of
Section 8.9 and clause (c) of Section 8.20.

                "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 2.3.

                "Installment Security" means a Security, the principal of which is payable in installments.

                "institutional accredited investors" has the meaning specified in Section 2.1.

                "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution to (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Indebtedness issued by, any other Person, and any Capital Expenditures.

                "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                "Investment Grade" means with respect to any Person, that such Person's long-term senior unsecured debt is rated at least Baa3 by Moody's, BBB-by S&P, BBB (low) by Dominion Bond Rating Service, or B++ (low) by Canadian Bond Rating Service.

                "KR Acquisition" means Kern River Acquisition, LLC, a subsidiary of Williams, and owner of a general partnership interest in the Partnership with WWPC.

                "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Indenture and the other Project Agreements, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                "Loss Proceeds Account" has the meaning assigned to such term in
Section 3.1 of the Collateral Agency Agreement.

                "LTFT Agreements" means those long-term firm gas transportation service agreements providing for the transportation of natural gas, entered into by and among the Partnership and the long-term firm transportation Shippers and includes, without limitation (i) any long-term firm transportation service agreements entered into in connection with an expansion of the Pipeline and (ii) any such agreement entered into after the Closing Date.

                "LTFT Shipper" means a Shipper party to an LTFT Agreement.

                "Mandatory Senior Debt Service" means, for any period, the sum of all scheduled interest premium (if any) and principal due and payable during such period in respect of all Senior Debt, provided that fees payable in connection with the issuance of any Additional Senior Indebtedness shall be excluded.

                "Material Adverse Effect" means a material adverse effect on (a) the property, business, operations, financial condition, liabilities or capitalization of any of the Partnership or the Company, (b) the ability of either such Person to perform any of its payment obligations or any of its other material obligations under any of the Project Agreements to which such Person is a party, (c) the validity or enforceability of any of the Project Agreements or the Senior Debt Agreements, unless immediately after giving effect to such adverse effect on validity or enforceability, there shall be No Ratings Downgrade, (d) the material rights and remedies of the Senior Party under any of the Senior Debt Agreements or (e) the timely payment of any principal of or interest on any of the Senior Debt.

                "Material Loss" means any Casualty Event with respect to the Project for which the replacement value of the lost or damaged Property (as determined by the Executive Committee of the Partnership reasonably and in good faith) is (A) equal to or greater than the greater of (x) 2% of the Gross Book Value of the Partnership and (y) $10,000,000, as Escalated, and (B) less than the greater of (i) 10% of the Gross Book Value of the Partnership and (ii) $100,000,000, as Escalated.

                "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                "Mojave Pipeline" means Mojave Pipeline Company.

                "Moody's" means Moody's Investors Service, Inc. and its successors.

                "MPOC" means the Mojave Pipeline Operating Company, an affiliate of Mojave Pipeline and operator of the Common Facilities.

                "No Ratings Downgrade" means that the ratings on the Securities are reaffirmed as being equal to or higher than the rating on the Securities before the applicable event, by both of the Required Rating Agencies.

                "Notice of Default" means a written notice of the kind specified in Section 5.2.

                "NRSRO" means any Nationally Recognized Statistical Ratings Organization.

                "Obligor" means, individually and collectively, the Partnership and the Company.

                "Officer's Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer or the Assistant Treasurer of the Company or a Senior Officer of the Partnership, as applicable, and delivered to the Trustee.

                "Operating Cash Flow" means, for any period, the excess, if any, of (a) all Project Revenues received during such period over (b) all Operating Expenses paid during such period other than any nonrecurring Operating Expenses incurred in connection with the issuance of any Additional Senior Indebtedness.

                "Operating Expenses" means, for any period, the sum, computed without duplication, of all cash operating and maintenance expenses and required reserves in respect of such expenses of the Project including, without limitation, (a) expenses of administering and operating the Project and of maintaining it in good repair and operating condition payable by the Partnership during such period, (b) direct operating and maintenance costs of the Project (including, without limitation, all payments due and payable under the CO&M Agreement and any ground leases) payable by the Partnership during such period,
(c) insurance costs payable by the Partnership during such period, (d) sales and excise taxes payable by the Partnership with respect to the transportation of natural gas during such period, (e) franchise taxes payable by the Partnership during such period, (f) federal, state and local income taxes payable by the Partnership, if any, during such period, (g) costs and fees attendant to the obtaining and maintaining in effect the government approvals payable by the Partnership during such period and (h) legal, accounting and other professional fees attendant to any of the foregoing items payable by the Partnership during such period. Operating Expenses excludes, to the extent otherwise included, depreciation and other non-cash expenditures for such period.

                "Operative Agreements" means the LTFT Agreements, the Shipper Guarantees and the Partnership Guarantee.

                "Opinion of Counsel" means a written opinion of counsel who may be in-house counsel for the Company or the Partnership, and who and which shall be reasonably acceptable to the Trustee.

                "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 4.2.

                "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities therefore authenticated and delivered under this Indenture, except:

                (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                (2) Securities for whose payment or redemption money in the necessary amount has been therefore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (3) Securities as to which Defeasance has been effected pursuant to Section 11.2; and

                (4) Securities which have been paid pursuant to Section 2.8 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 4.2, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 2.3, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 2.3, of the principal amount of such Security (or, in the case of a Security described in clause (A) or (B) above, of the amount determined as provided in such clause), and (D) Securities owned by the Obligors or any other obligor upon the Securities or any Affiliate of either Obligor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not either of the Obligors or any other obligor upon the Securities or any Affiliate of either Obligor or of such other obligor.

                "Partner Agreements" means the Partnership Agreement and the Purchase Agreement.

                "Partners" means WWPC and KR Acquisition and such other Person or Persons as may become general partners of the Partnership from time to time.

                "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership' means such successor Person.

                "Partnership Agreement" means the General Partnership Agreement, dated May 29, 1985 as amended, among Kern River Corporation, WWPC and KR Acquisition.

                "Partnership Guarantee" means the Guarantee of the Partnership hereunder.

                "Partnership Loan Agreement" means the loan agreement, dated as of the Closing Date, between the Partnership and the Company, pursuant to which the Company will lend the proceeds of the sale of the Securities to the Partnership.

                "Partnership Loan" means the loan made by the Company to the Partnership from the proceeds of the sale of the Securities.

                "Partnership Security Agreement" means the Assignment of Contracts, Pledge and Security Agreement dated as of the Closing Date between the Partnership and the Collateral Agent.

                "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company pursuant to Section 5.12.

                "Peril" means, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke.

                "Permitted Investments" means:

        (c) direct obligations of the United States of America, or of any agency or instrumentality thereof or obligations guaranteed or insured as to principal and interest by the United States of America or by any agency or instrumentality thereof in either case maturing not more than 365 days from the date of acquisition thereof, or

        (d) commercial paper or bankers acceptances having (on the date of acquisition thereof) a rating from S&P of at least "A-1" or from Moody's of at least "P-1" (or an equivalent rating from another NRSRO if neither of such corporations is then in the business of rating commercial paper) maturing not more than 180 days from the date of acquisition thereof, or

        (e) certificates of deposit and other time deposits issued by any bank or trust company having capital surplus and undivided profits of at least $500,000,000 whose long-term unsecured senior indebtedness is rated "A-" or better by S&P or "A-3" or better by

Moody's (or an equivalent rating from another NRSRO if neither of such corporations is then in the business of rating such obligations); or

        (f) repurchase agreements with respect to (and secured by a pledge of) securities described in clause (a) above and entered into with any commercial bank described in clause (c) above or any securities broker-dealer of recognized national standing.

                "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                "Pipeline" or "Project" means the 926 mile United States interstate pipeline system that transports natural gas produced in the Rocky Mountain areas to major gas consuming markets in Utah, Nevada and California with an approximate capacity of 700 Mmcf per day, plus the California Action Project and any expansions financed in whole or in part with Additional Senior Indebtedness.

                "Place of Payment," when used with respect to the Securities of any series, means New York, New York, and the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 2.3.

                "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.8 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                "Principal Amount" means the principal sum of Dollars.

                "Proceeds" means, in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Partnership and the Company in respect of such Casualty Event, in each case net of reasonable expenses incurred by the Partnership and the Company in connection therewith and any income and transfer taxes payable by the Partnership or the Company in respect of such Casualty Event.

                "Project Agreements" means the Operative Agreements, the Partnership Agreement and the CO&M Agreement.

                "Project Revenues" means revenues received by the Partnership pursuant to the Operative Agreements.

                "Projected Debt Service Coverage Ratio" means, at any time of determination thereof, a projection of the Debt Service Coverage Ratio for a period which includes, or consists entirely of, future periods, prepared by the Partnership in good faith based upon assumptions reasonably believed by the Partnership to be consistent in all material respects with the Transaction Agreements and the historical operating results of the Project as adjusted by reasonable assumptions as to future operating results including any changes in efficiency or capacity.

                "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                "Purchase Agreement" means the Purchase Agreement, to be entered into on or about the Closing Date, between the initial purchasers of the Securities, the Company, the Partnership, and the Partners, providing for the sale of the Securities to the initial purchasers.

                "QIB" has the meaning ascribed thereto in Rule 144A under the Securities Act.

                "Qualified Transaction" means any transaction made in accordance with the following:

                (a) with the prior written consent of the Required Senior Parties; or

                (b) with respect to which the Partnership or the Company shall have obtained, and shall have delivered to the Collateral Agent a copy thereof certified by the Partnership or the Company, as applicable, the prior written affirmation from the Required Ratings Agencies that there is No Ratings Downgrade; provided, that, to the extent such Qualified Transaction involves a merger, consolidation or amalgamation of an Obligor, the successor in interest to such Obligor agrees to assume by an instrument in form satisfactory to the Required Senior Parties all obligations of such Obligor under the Indenture, pursuant to the Securities and pursuant to all other agreements entered into by such Obligor in connection with the offering of the Securities.

                "Qualified Transferee" means any person that shall acquire after the Closing Date, directly or indirectly, ownership of membership interests in the Partnership so long as (i) such person has, or is controlled by a person that has, (a) significant experience in the business of owning and operating pipeline systems similar to the Pipeline and (b) a public debt rating equal to at least "BBB-" by S&P and "Baa3" by Moody's, (ii) after giving effect to such transfer, no Default or Event of Default shall have occurred and be continuing, and (iii) such transfer could not reasonably be expected to result in a Material Adverse Effect.

                "RAP" means regulatory accounting principles as in effect in the United States from time to time.

                "Rate Refund" means any refunds owed to Shippers or any other Person or tariffs charged to such Shippers by the Partnership during a pending FERC rate proceeding as determined by FERC pursuant to a Rate Review.

                "Rate Review" means a FERC rate proceeding reviewing the tariff set by the Partnership for firm transportation services.

                "Redeemable Stock" of any Person means any Capital Stock of such Person that by its terms or otherwise is required to be redeemed on or prior to the Final Maturity Date.

                "Redemption Date," when used with respect to any Security to be redeemed, means the date set for such redemption by or pursuant to this Indenture.

                "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.3 (whether or not a Business Day).

                "Regulation D" means Regulation D under the Securities Act and any successor thereto, in each case as amended from time to time.

                "Regulation S" means Regulation S under the Securities Act and any successor thereto, in each case as amended from time to time.

                "Regulation S Global Security" means the Temporary Regulation S Global Security or the Regulation S Unrestricted Global Security, as applicable.

                "Regulation S Unrestricted Global Security" has the meaning specified in Section 2.1.

                "Relevant Party" means the Partnership, the Company and the Partners.

                "Repayment Period" means the one month period beginning with each Debt Service Payment Date and ending on the date immediately prior to the next Debt Service Payment Date.

                "Required Amount Condition" means that any of (i) the undrawn available amount under the Debt Service Letter of Credit as in effect at the date of a proposed Distribution, (ii) the Partnership's unrestricted cash or
(iii) the sum of (i) and (ii) equals the aggregate of the Debt Service Payments due during the six Repayment Periods following the date of such proposed Distribution.

                "Required Rating Agencies" means S&P and Moody's.

                "Required Senior Parties" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Responsible Officer" when used with respect to the Trustee, means any officer within the Institutional Trust Services department (or any successor department or group) of the Trustee, including, without limitation, any senior trust officer, any trust officer, any vice president, any assistant vice president, any assistant secretary, or any assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                "Restricted Global Security" has the meaning specified in
Section 2.1.

                "Restricted Period" has the meaning specified in Section 2.1.

                "Restricted Securities" has the meaning specified in Section
2.2.

                "Rule 144A" means Rule 144A under the Securities Act and any rule or regulation successor thereto, in each case as amended from time to time.

                "Rule 144A Information" has the meaning specified in Section
8.17.

                "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, and its successors.

                "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                "Security Agreements" means, collectively, the Collateral Agency Agreement, the Company Security Agreement and the Partnership Security Agreement.

                "Securities Account" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Securities Percentage" means, at any date of determination, the ratio (expressed as a percentage) of (a) the aggregate Principal Amount of Securities Outstanding as at such date to (b) the sum of the then outstanding Senior Debt.

                "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.7.

                "Senior Debt" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Senior Debt Agreements" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Senior Officer" means (a) with respect to the Partnership, the President, any Vice President, Treasurer or Assistant Treasurer of the Partnership or any Partner and any other individual who is directly responsible for the general oversight and management of the business of the Partnership designated in writing to the Trustee by a Senior Officer of the Partnership and
(b) with respect to the Company, the Chairman of the Board, President, any Vice President, the Treasurer or Assistant Treasurer of the Company and any other individual who is directly responsible for the general oversight and management of the business of the Company designated in writing to the Trustee by a Senior Officer of the Company.

                "Senior Parties" has the meaning assigned to such term in the Collateral Agency Agreement.

                "Shipper Guarantees" means those agreements providing financial and performance guarantees to certain of the long-term firm transportation Shippers.

                "Shippers" means those Persons party to the Transportation Service Agreements with the Partnership.

                "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 2.9.

                "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity

(irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                "Surrendered Securities" has the meaning specified in Exhibit D attached hereto.

                "Temporary Regulation S Global Security" has the meaning specified in Section 2.1.

                "Total Capitalization"shall mean, with respect to any Person, the sum, without duplication, of (i) total common stock equity or analogous ownership interests of such Person, (ii) preferred stock and preferred securities of such Person, (iii) additional paid-in capital or analogous interest of such Person, (iv) retained earnings of such Person and (v) the aggregate principal amount of Indebtedness of such Person then outstanding.

                "Transaction Agreements" means, collectively, the Senior Debt Agreements, the Project Agreements and the Security Agreements.

                "Transfer" means any (a) direct or indirect sale, pledge, lease, assignment, transfer, merger, dissolution or other disposition effecting a transfer of any of a Partner's partnership interest in the Partnership or (b) a dissolution, wind-up, liquidation or other termination of the existence of the Partnership.

                "Transfer Certificate" means a certificate in the form of Exhibits B, C and D, as applicable.

                "Transferor" has the meaning specified in Exhibits B-E.

                "Transportation Service Agreements" means those shipper contracts pursuant to which the Partnership provides for the transportation of natural gas for the Shippers.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed.

                "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and the "Trustee" means or includes each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

                "U.S. Government Obligation" has the meaning specified in
Section 11.4.

                "Vice President," when used with respect to the Company means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                "Wholly Owned Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                "Williams" means The Williams Companies, Inc.

                "WWPC" means Williams Western Pipeline Company, LLC, a subsidiary of Williams and owner of a general partnership interest in the Partnership with KR Acquisition.

                SECTION 1.2. Compliance Certificates and Opinions. Upon any application or request by the Company or the Partnership to the Trustee to take any action under any provision of this Indenture, the Company or the Partnership, as the case may be, shall furnish to the Trustee such certificates and opinions as may be reasonably requested by the Trustee. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company or a Senior Officer of the Partnership, as the case may be, or an Opinion of Counsel, if to be given by counsel and shall satisfy the requirements set forth in this Indenture.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

        (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based,

        (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company or of the Partnership may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Senior Officer of the Partnership, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Partnership, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                SECTION 1.4. Acts of Holders; Record Dates. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Partnership. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee, the Company and the Partnership, if made in the manner provided in this Section.

                The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the

Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                The ownership of Securities shall be proved by the Security Register.

                Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Partnership in reliance thereon, whether or not notation of such action is made upon such Security.

                The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

                The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any declaration of acceleration referred to in
Section 4.2, (ii) any request to institute proceedings referred to in Section 4.7(b) or (iii) any direction referred to in Section 4.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such declaration, request or direction or any revocation thereof, whether or not such Holders remain Holders after such record date;

provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

                With respect to any record date set pursuant to this Section 1.4, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the Principal Amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                SECTION 1.5. Notices, Etc., to Trustee, Company and Partnership. Any request demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (a) the Trustee by any Holder, by the Company or by the Partnership shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, 450 West 33rd Street, 15th Floor, New York, NY, 10001, Attention: Institutional Trust Services, or

        (b) the Company by the Trustee, by any Holder or by the Partnership shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company at One Williams Center,

Tulsa, Oklahoma, 74102, Attention: Treasurer or at any other address previously furnished in writing to the Trustee and the Partnership, or

        (c) the Partnership by the Trustee, by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Partnership at 295 Chipeta Way, Salt Lake City, Utah, 84108, Attention:
General Counsel or at any other address previously furnished in writing to the Trustee and the Company.

                SECTION 1.6. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                SECTION 1.7. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                SECTION 1.8. Successors and Assigns. All covenants and agreements in this Indenture by the Obligors shall bind their successors and assigns, whether so expressed or not.

                SECTION 1.9. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                SECTION 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                SECTION 1.11. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligation Law.

                SECTION 1.12. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this
Section 1.12)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, and no interest shall accrue on such payment for the period from and after such date.

                SECTION 1.13. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                SECTION 1.14. Agency. In executing the Securities and this Indenture, the Company will be acting both as principal and as agent for the Partnership to the extent of the Partnership's obligations under the Indenture. As used in this Indenture, references to the "Company" shall be interpreted to include the Company in its capacity as principal and the Company in its capacity as agent pursuant to the Agency Agreement.


                                    ARTICLE 2

                                 THE SECURITIES

                SECTION 2.1. Forms Generally. The Securities of each series shall be in substantially the form set forth in Exhibit A or in such other form as shall, subject to Section 2.5, be established by or pursuant to an Officer's Certificate or in one or more indentures supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository therefor or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution thereof.

                The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                Except as otherwise provided pursuant to Section 2.3, Restricted Securities shall bear the applicable legends as set forth in Exhibit A and as provided in Section 2.2 and Installment Securities shall bear the following legend:

"THIS SECURITY IS AN INSTALLMENT SECURITY (AS DEFINED IN THE INDENTURE HEREINAFTER REFERRED TO). ACCORDINGLY, THE FACE AMOUNT HEREOF MAY EXCEED THE UNPAID PRINCIPAL AMOUNT HEREOF AND ANY TRANSFEREE OF THIS SECURITY MAY NOT RELY ON THE FACE

AMOUNT HEREOF AS EVIDENCE OF THE AMOUNT DUE AND OWING ON THIS SECURITY BUT IS ADVISED TO DETERMINE SUCH UNPAID PRINCIPAL AMOUNT FROM THE RECORDS OF THE COMPANY OR ITS PAYING AGENT."

and shall set forth either on the face or the reverse thereof or, if a Global Security, on a schedule attached thereto, such Security's schedule of principal installments.

                Except as otherwise provided pursuant to Section 2.3, Securities of any series offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities of such series (each a "Restricted Global Security") in definitive, fully registered form without interest coupons, substantially in the form set forth in Exhibit A, or in such other form as shall, subject to Section 2.5, be established by or pursuant to an Officer's Certificate or in one or more indentures supplemental hereto, with such applicable legends as are provided for in Exhibit A. Such Global Securities shall be registered in the name of the Depository for such Global Securities or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for such Depository, duly executed on behalf of the Company and authenticated by the Trustee as herein provided. The aggregate principal amount of any Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository for such Global Security, as provided in Section 2.7, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Securities. Except as otherwise provided pursuant to Section 2.3 or agreed by the Company, no Restricted Global Security shall be issued except as provided in this paragraph to evidence Securities offered and sold in their initial distribution in reliance on Rule 144A.

                Except as otherwise provided pursuant to Section 2.3, Securities of any series offered and sold in their initial distribution in reliance on Regulation S under the Securities Act shall be issued initially in the form of one or more temporary global Securities (a "Temporary Regulation S Global Security") of such series in definitive, fully registered form without interest coupons, substantially in the form set forth in Exhibit A, or in such other form as shall, subject to Section 2.5, be established by or pursuant to an Officer's Certificate or in one or more indentures supplemental hereto, with such applicable legends as are provided for in Exhibit A. Such Temporary Regulation S Global Securities shall be issued to the Depository and registered in the name of the Depository for such Global Securities or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for such Depository, duly executed by the Company and authenticated by the Trustee as herein provided, for credit to the respective accounts of beneficial owners of such Securities (or to such other accounts as they may direct) at Euroclear Bank, S.A./N.V., as operator of Euroclear or Clearstream. Beneficial interests in any Temporary Regulation S Global Security may be held only through Euroclear or Clearstream. Within a reasonable period of time after the expiration of the 40-day restricted period (within the meaning of Rule 903(c)(3) of Regulation S under the Securities Act) (the "Restricted Period"), any Temporary Regulation S Global Security will be exchanged for a permanent Regulation S Global

Security (the "Regulation S Unrestricted Global Security," together with the Temporary Regulation S Global Security, the "Regulation S Global Security") substantially in the form set forth in Exhibit A with such applicable legends as are provided for in Exhibit A, but without the Restricted Securities Legend set forth in Exhibit A upon delivery to the Depository of certification of non-United States ownership and compliance with Regulation S under the Securities Act. The Regulation S Unrestricted Global Security will be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depository and registered in the name of the nominee of the Depository. Clearstream and Euroclear will hold beneficial interests in the Regulation S Unrestricted Global Security on behalf of their participants through their respective depositories, which in turn will hold such beneficial interests in the Regulation S Unrestricted Global Security in participants' securities accounts in the depositories' names on the books of the Depository. The aggregate principal amount of any Temporary Regulation S Global Security and any Regulation S Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository for such Global Security, as provided in Section 2.7, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Security. As used herein, the term "Restricted Period," with respect to Global Securities of any series (or of any identifiable tranche of any series) offered and sold in reliance on Regulation S, means the period of 40 consecutive days beginning on and including the later of (i) the day on which the Securities of such series (or tranche) are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (according to a notice to the Company and the Trustee by the underwriter(s), if any, of the offering of such Securities) and (ii) the date of the closing of the offering. Except as otherwise provided pursuant to Section 2.3 or agreed by the Company, no Temporary Regulation S Global Security or Regulation S Unrestricted Global Security shall be issued except as provided in this paragraph to evidence Securities offered and sold in their initial distribution in reliance on Regulation S under the Securities Act.

                Except as otherwise provided pursuant to Section 2.3, Securities of any series offered and sold in their initial distribution to a limited number of institutions that are accredited investors (which are not qualified institutional buyers, as defined under Rule 144A) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (and institutions in which all the equity owners are such accredited investors) (together referred to as "institutional accredited investors") in transactions exempt from registration under the Securities Act shall be issued in definitive, fully registered form without interest coupons, substantially in the form set forth in Exhibit A, with such applicable legends as are provided for in Exhibit A. Such Securities shall be delivered to such institutional accredited investors only upon the execution and delivery to the Company and the underwriter(s), if any, of the offering of such Securities of a purchaser's letter, substantially in the form set forth in Exhibit E. Such Securities may not be exchanged for interests in a Global Security except as provided in Section 2.7(c)(v)(E).

                SECTION 2.2. Legends on Restricted Securities. Except as otherwise provided pursuant to Section 2.3, all Securities of any series (or any identifiable tranche of any series) issued pursuant to this Indenture (including Securities issued upon registration of transfer, in exchange for or in lieu of such Securities) shall be "Restricted Securities," and shall bear the applicable legend(s) setting forth restrictions on transfer provided in Exhibit A; provided, however, that the term "Restricted Securities" shall not include (i) Temporary Regulation S Global Securities or Regulation S Unrestricted Global Securities, (ii) Securities as to which such restrictive legend(s) shall have been removed pursuant to Section 2.7 and (iii) Securities issued upon registration of transfer of, in exchange for, or in lieu of, Securities that are not Restricted Securities.

                SECTION 2.3. Amount Unlimited; Issuable in Series. Subject to the provisions of Section 8.9, the aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                The Securities may be issued in one or more series. There shall be established, subject to Section 2.5, by or pursuant to an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

        (a) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

        (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.6, 2.7, 2.8 or 9.7 and except for any Securities which pursuant to
Section 2.5, are deemed never to have been authenticated and delivered hereunder);

        (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

        (d) the date or dates on which the principal of any Securities of the series is payable and whether such Securities shall constitute Installment Securities;

        (e) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any interest payment;

        (f) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

        (g) the period or periods within which, the price or prices at which, and the terms and conditions upon which, any Securities of the series may be redeemed, in whole or in part, at the option of the Company and the manner in which any election by the Company to redeem the Securities shall be evidenced;

        (h) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

        (i) whether the Securities of the series shall initially be represented by Global Securities or definitive Securities and, if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any Securities of the series shall be issuable;

        (j) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula or other measure, the manner in which such amounts shall be determined;

        (k) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.1;

        (l) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

        (m) if other than the entire Principal Amount thereof, the portion of the Principal Amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 4.2;

        (n) if the Principal Amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the Principal Amount of such Securities as of any such date for any purpose thereunder or hereunder, including the Principal Amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the Principal Amount shall be determined);

        (o) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 11.2 or 11.3 or both such Sections and the manner in which any election by the Company to defease such Securities shall be evidenced;

        (p) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Exhibit A or pursuant to Section 2.2 and any circumstances in addition to or in lieu of those set forth in Section
2.7 in which any such Global Security may be exchanged in whole or in part for Securities registered and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof,

        (q) the form of any legend(s) which shall be borne by any Restricted Securities in addition to or in lieu of that set forth in Exhibit A, any circumstances in addition to or in lieu of those set forth in Section 2.7 in which such legend(s) may be removed or modified, and any circumstances in addition to or in lieu of those set forth in Section 2.7 in which Restricted Securities may be registered for transfer or may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Global Security and any related certificates in addition to or in lieu of those set forth in
Section 2.13;

        (r) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 4.2;

        (s) any addition to a change in the covenants set forth in Article 8 which applies to Securities of the series: and

        (t) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Section 7.1(e)).

                All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Officer's Certificate referred to above or in any such indenture supplemental hereto.

                SECTION 2.4. Denominations. The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specified denomination with respect to the Securities of any series pursuant to Section 2.3, the Securities of such series shall be issuable in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The denomination of an Installment Security shall be deemed to be the Dollar amount set forth on the face thereof and not the unpaid Principal Amount thereof. The Dollar amount set forth on the face of an Installment Security shall be the Principal Amount of such Security (or any Predecessor Security) upon the original issuance thereof.

                SECTION 2.5. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by a Senior Officer of the Company and on behalf of the Partnership by a Senior Officer of the Partnership. The signature of any of these officers on the Securities may be manual or facsimile.

                Securities bearing the manual or facsimile signature of individuals who were at the time of execution the Senior Officers of the Company or the Partnership shall bind the Company or the Partnership, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to an Officer's Certificate as permitted by Sections
2.1 and 2.3, in authenticating such Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 5.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

        (a) that such form has been established in conformity with the provisions of this Indenture;

        (b) that such terms have been established in conformity with the provisions of this Indenture; and

        (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to customary qualifications or exceptions).

                The Trustee shall also be entitled to receive an Officer's Certificate of each of the Company and the Partnership stating that, immediately after the authentication and delivery of such Securities, no Default or Event of Default will have occurred.

                If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                Notwithstanding the provisions of Section 2.3 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 2.3 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the Security of such series to be issued.

                Each Security shall be dated the date of its authentication.

                No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.1, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                SECTION 2.6. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing the same may determine, as evidenced by their execution of such Securities.

                If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount.

Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                SECTION 2.7. Registration, Registration of Transfer and
Exchange.

        (a) General. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                Notwithstanding anything to the contrary set forth herein, the Trustee shall not be required and shall have no obligation to monitor compliance with any federal or state securities laws.

                Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                All Securities issued upon any registration of Transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

                Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of Transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.6, 7.5 or 9.7 not involving any transfer.

                If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the Transfer of, or exchange, any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 9.3 and ending at the close of business on the day of such mailing or
(B) to register the Transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        (b) Restricted Securities. Every Restricted Security shall be subject to the restrictions on offers provided in the applicable legend(s) required to be set forth on the face of each Restricted Security pursuant to Exhibit A and Section 2.2 or as provided pursuant to Section 2.3, unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Restricted Security must be accompanied by an appropriately completed certificate in substantially the form set forth in or contemplated by Section 2.13(d) (which may be attached to or set forth in the Restricted Security), appropriately completed, dated the date of such surrender and signed by the Holder of such Restricted Security, as to compliance with such restrictions on transfer, unless the Company shall have notified the Trustee pursuant to this
Section 2.7 that there is an effective registration statement under the Securities Act with respect to such Restricted Security. The Security Registrar shall not be required to accept for such registration of transfer or exchange any Restricted Security not so accompanied by a properly completed certificate.

                Except as otherwise provided in the preceding paragraph or pursuant to Section 2.3, if Securities are issued upon the transfer, exchange or replacement of Securities bearing a legend or legends setting forth restrictions on transfer, or if a request is made to remove such legend(s) on a Security, the Securities so issued shall bear such legend(s) or such legend(s) shall not be removed, as the case may be, unless the transferor delivers to the Company such satisfactory evidence (which may include an opinion of independent counsel experienced in matters of United States securities law as may be reasonably satisfactory to the Company), as may be reasonably required by the Company, that neither such legend(s) nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or Regulation S under the Securities Act or that such Securities are not "Restricted Securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence to the Company, the Trustee, at the written direction of the Company set forth in an Officer's Certificate, shall authenticate and deliver a Security that does not bear such legend(s). In the absence of bad faith on its part, the Trustee may conclusively rely upon such direction of the Company in authenticating and delivering a Security that does not bear such legend(s).

                Upon registration of Transfer of or exchange of Securities that are no longer Restricted Securities, the Company shall execute, and the Trustee shall authenticate and deliver, a Security that does not bear restrictive legends.

                As used in this Section 2.7(b), the term "Transfer" encompasses any sale, pledge or other transfer of any Securities referred to herein.

        (c)     Global Securities.  Except as otherwise provided pursuant to
Section 2.3, this Section 2.7(c) shall apply to Global Securities.

                (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. The Securities of each series may be represented by one or more Global Securities, and such Global Securities may be Restricted Global Securities, Temporary Regulation S Global Securities or Regulation S Unrestricted Global Securities, or any combination thereof.

                (ii) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (1) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (2) has ceased to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depository is not appointed within 90 days thereof, (B) the Company executes and delivers to the Trustee a Company Order providing that such Global Security shall be so transferable, registrable and exchangeable, (C) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series or (D) there shall exist such circumstances if any, in addition to or in lieu of the foregoing as have been specified for this purpose by Section 2.3. Any Global Security exchanged pursuant to subclause (A) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to subclause (B), (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Depository for such Global Security. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the second preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depository for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

                (iii) Subject to clause (ii) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such name or names as the Depository for such Global Security shall direct.

                (iv) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 2.7,
        Section 2.6, 2.9 or 9.7 or otherwise shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

                (v) Except as otherwise provided pursuant to Section 2.3, notwithstanding any other provision of this Indenture or of the Securities, transfers of interests in a Global Security of the kind described in Section 2.1 and in subclauses (B), (C), (D) and (E) of this clause (v) below shall be made only in accordance with this clause (v), and all transfers of an interest in a Temporary Regulation S Global Security shall comply with subclause (G) of this clause (v). The provisions of this clause (v) providing for transfers of Securities of a series or beneficial interests in Global Securities of such series to Persons who wish to take delivery in the form of beneficial interests in a Restricted Global Security, Temporary Regulation S Global Security or Regulation S Unrestricted Global Security shall only apply if there is a Restricted Global Security, Temporary Regulation S Global Security or Regulation S Unrestricted Global Security, as the case may be, for such series.

                        (A) Transfer of Global Security. A Global Security may not be transferred, in whole or in part to any Person other than the Depository or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this subclause (A) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.7 shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.7(c)(v).

                        (B) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depository for such Global Security, Euroclear and Clearstream, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this Section 2.7(c)(v)(B). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a member of, or participant in, the Depository for such Global Security (each, an "Agent Member") directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (3) an appropriately completed certificate in substantially the form set forth in or contemplated by Section 2.13(a) given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depository for such Securities to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

                        (C)     [Intentionally Omitted]

                        (D) Regulation S Global Security to Restricted Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.7(c)(v)(D). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Security, an appropriately completed certificate in substantially the form set forth in or contemplated by Section 2.13(c) given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depository for such Securities to reduce the principal amount of the Regulation S Global Security and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.

                        (E) Restricted Security (other than a Restricted Global Security) to Global Security. If the Holder of a Restricted Security (other than a Restricted Global Security) wishes at any time to transfer such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security or an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.7(c)(v)(E). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) the Restricted Security to be transferred, (2) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security or the Unrestricted Global Security, as the case may be, in a principal amount equal to the principal amount of the Restricted Security to be so transferred (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any Transfer pursuant to Regulation S, the Euroclear or Clearstream account for which such Agent Member's account is held or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest and (4) an appropriately completed certificate in substantially the form set forth in or contemplated by Section 2.13(d) (which may be attached to or set forth in the Restricted Security), the Trustee, as Security Registrar, shall cancel the Restricted Security, the Company shall execute, and the Trustee shall authenticate and deliver, a new definitive Security for the principal amount, if any, of the Restricted Security not so transferred, registered in the name of the Holder transferring such Restricted

                Security, and the Trustee shall instruct the Depository for such Securities to increase the principal amount of the Restricted Global Security or the Unrestricted Global Security, as the case may be, by the principal amount of the Restricted Security so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which, in the case of any increase of the principal amount of an Unrestricted Global Security as the result of a Transfer pursuant to Regulation S, shall be the Agent Member for Euroclear or Clearstream or both, as the case may be) a corresponding principal amount of the Restricted Global Security or the Unrestricted Global Security. The transfer of a Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security other than a Restricted Global Security may be effected only in accordance with Regulation S or Rule 144A under the Securities Act (as evidenced by the certificate delivered pursuant to Section 2.13(d)).

                        (F) Other Exchanges. In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, the Trustee, as Security Registrar, shall instruct the Depository for the Global Security to reduce the principal amount of the Global Security by the principal amount of the Securities other than Global Securities issued upon such exchange. Such other Securities may in turn be exchanged (on transfer or otherwise) for beneficial interests in a Global Security (if any are then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of subclauses (A) through (E) above (including the certification requirements intended to insure that transfers of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S under the Securities Act, as the case may be) and any other procedures as may be from time to time adopted by the Company and the Trustee.

                        (G) Interests in Temporary Regulation S Global Security to be Held Through Euroclear or Clearstream. Until the termination of the Restricted Period with respect to Securities of a series, interests in any Temporary Regulation S Global Security of such series may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, provided that this subclause (G) shall not prohibit any transfer in accordance with subclause (D) of this Section 2.7(c)(v).

                SECTION 2.8. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and, upon the Company's request, the Trustee shall authenticate and deliver a new definitive Security, of like tenor and aggregate principal amount and equal face amount of principal, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on such Security, in exchange and substitution for such Security (upon surrender and cancellation thereof); provided, that the applicant for such new Security shall furnish to the Company and to the Trustee such reasonable security or indemnity as may be required by them to save each of them harmless.

                If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request, the Trustee shall authenticate and deliver a new definitive Security, of like tenor and aggregate principal amount and equal face amount of principal registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on such Security, in lieu of and substitution for such Security.

                In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security (without surrender thereof, except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such reasonable security or indemnity as they may require to save each of them harmless, and in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security.

                Upon the issuance of any new Security under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                Every new Security of any series issued pursuant to this Section
2.8 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                The provisions of this Section 2.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                SECTION 2.9. Payments; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 2.3 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more

Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.


                Any interest on any Security of any series which is payable; but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

        (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be set in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (a) provided. Thereupon, the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly, in the name and at the expense of the Company, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

        (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause
(b), such manner of payment shall be deemed practicable by the Trustee.

                Subject to the foregoing provisions of this Section 2.9, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                Except as otherwise specified as contemplated by Section 2.3 for the Securities of any series, all payments of principal, premium, if any, and interest on Securities of such series will be made by check drawn on a bank in The City of New York or, for a Holder of at least $1,000,000 in initial aggregate principal amount of Securities of such series, by wire transfer to an account maintained by the payee with a bank in The City of New York, provided that a written request from such Holder to such effect designating such account is received by the Trustee no later than the thirtieth day immediately preceding the date of payment. Unless such designation is revoked in writing, any designation made by such Holder with respect to such Securities will remain in effect with respect to any future payments with respect to such Securities payable to such Holder. The Company will indemnify and hold the Trustee harmless against any loss, liability or expense (including attorneys' fees) resulting from any act or omission to act on the part of the Trustee or any such Holder in connection with any such designation or which the Paying Agent or Trustee may incur as a result of making any payment in accordance with any such designation.

                Except as otherwise specified as contemplated by Section 2.3, all payments of principal and premium, if any, on the Securities of any series (other than installments of principal due with respect to Installment Securities prior to the Maturity thereof) shall be made upon presentation and surrender thereof at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York.

                SECTION 2.10. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.9) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                SECTION 2.11. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee for cancellation) any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.11, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

                SECTION 2.12. Computation of Interest. Except as otherwise specified as contemplated by Section 2.3 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                SECTION 2.13. Certification Forms.

        (a) Except as otherwise specified as contemplated by Section 2.3 for the Securities of any series, whenever any certification is to be given by a beneficial owner of a portion of a Restricted Global Security pursuant to
Section 2.7(c)(v)(B) in connection with the initial transfer of a beneficial interest in a Restricted Global Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such certification shall be provided substantially in the form set forth in Exhibit B hereto, with only such changes as shall be approved in writing by the Company and the lead underwriters or purchasers, if any, of the initial offering of such Securities being transferred.

        (b)     INTENTIONALLY OMITTED.

        (c) Except as otherwise specified as contemplated by Section 2.3 for the Securities of any series, whenever any certification is to be given by a beneficial owner of a portion of a Regulation S Global Security pursuant to
Section 2.7(c)(v)(D) in connection with the initial transfer of a beneficial interest in the Regulation S Global Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such certification shall be provided substantially in the form set forth in Exhibit C hereto, with only such changes as may be approved in writing by the Company and the lead underwriters or purchasers, if any, of the initial offering of such Securities being transferred.

        (d) Except as otherwise specified as contemplated by Section 2.3 for the Securities of any series, whenever any certification is to be given by a beneficial owner of a Restricted Security pursuant to Section 2.7(b) or 2.7(c)(v)(E) in connection with the transfer or exchange of a Restricted Security, such certification shall be provided substantially in the form set forth in Exhibit D (which may be attached to or set forth on the Restricted Security), with only such changes as may be approved in writing by the Company and the lead underwriters or purchasers, if any, of the initial offering of such Securities being transferred.

                SECTION 2.14. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" or"ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE 3

                           SATISFACTION AND DISCHARGE

                SECTION 3.1. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the

Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

        (a)     either:

                (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.8 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
        Section 8.4) have been delivered to the Trustee for cancellation; or

                (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                                (1)     have become due and payable, or

                                (2)     will become due and payable at their
                        Stated Maturity within one year, or

                                (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of irrevocable notice of redemption by the Trustee in the name, and at the expense of the Company, and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to, the benefits of the Holders of such Securities, money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

        (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company, and

        (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Partnership (through Section 12.1) to the Trustee under Section 5.7 and, if money shall have been deposited with the Trustee pursuant to subclause

(ii) of clause (A) of this Section, the obligations of the Trustee under Section
3.2 and the last paragraph of Section 8.4 shall survive.

                The provisions of Section 11.6 shall apply to this Section 3.1 as if set forth herein.

                SECTION 3.2. Application of Trust Money. Subject to the provisions of the last paragraph of Section 8.4, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE 4

                                    REMEDIES

                SECTION 4.1. Events of Default. "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) the Company shall fail to pay (i) any principal or premium, if any, on any Security when the same becomes due and payable, whether at stated maturity or required prepayment or by acceleration or otherwise and such failure shall continue for a period of more than 5 days or (ii) any interest on any Security when the same becomes due and payable, whether at stated maturity or required prepayment or by acceleration or otherwise and such failure shall continue for a period of more than 15 days; or

        (b) either Obligor shall fail to preserve and maintain its legal existence (except as permitted in Article 8); or

        (c) either Obligor shall fail to deposit any sinking fund payment, when and as due by the terms of a Security of that series; or

        (d) any representation, warranty or certification made herein or in any other Basic Agreement (or in any modification or supplement hereto or thereto) by either Obligor or any other Relevant Party, or in any certificate furnished to the Trustee or the Collateral Agent pursuant to the provisions hereof or thereof, shall prove to have been false as of the time made or furnished in any material respect and such misrepresentation has resulted in a Material Adverse Effect and shall continue uncured for 30 or more days; or

        (e) any Relevant Party shall fail to perform or observe any of its obligations or covenants contained herein or in any other Basic Agreement (or in any modification or supplement hereto or thereto) (other than an obligation or covenant, a default in which is otherwise expressly included in this Section 4.1), and such failure has resulted in a Material Adverse Effect and shall continue uncured for 30 or more days; or

        (f) (i) the Partnership shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating at least the greater of (x) $20,000,000, as Escalated, or more and (y) 5% of the Partnership's aggregate outstanding Indebtedness, (ii) the Company shall default in the payment when due of any principal of or interest on any of its other Indebtedness or (iii) the Partnership or the Company shall default in the payment when due of any secured debt secured equally and ratably with the Securities; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity and such event is not cured or waived within 30 days after the date of its occurrence or such Indebtedness is accelerated prior to the end of such 30-day period.

        (g) the Partnership, the Company or any other Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

        (h)     the Partnership, the Company or any other Relevant Party shall
(i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,
(iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action authorizing any of the foregoing; or

        (i) a proceeding or case shall be commenced without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (x) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (y) the appointment of a receiver, custodian, examiner, liquidator or the like of such Relevant Party or of all or any substantial part of its Property or (z) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more consecutive days;

        (j) a final judgment or judgments for the payment of money, in the aggregate, in excess of the greater of (x) $20,000,000, as Escalated, and (y) 5% of the Gross Book Value of the Partnership, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Partnership or the Company and the same shall not be discharged (or provision shall not be made for such discharges or a stay of execution thereof shall not be procured), within 60 days from the date of entry thereof and such Obligor shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

        (k) one or more of the Basic Agreements (other than the Indenture) shall fail to be in full force and effect (unless such failure is the result of a termination of such Basic Agreement in accordance with its terms (other than a termination due to a default by a party to such Basic Agreement) and such failure continues for more than 30 days (provided that, if efforts to cure such default have been commenced within such 30-day period, such cure period shall be extended for an additional 30 days so long as no other Event of Default shall occur and be continuing and the Partnership, or the Company, as applicable, is diligently pursuing such cure) unless immediately after giving effect to such failure to be in full force and effect there shall be No Ratings Downgrade; or

        (l)     If:

                (i) any party (other than the Partnership) to a Project Agreement (other than an LTFT Agreement or a Shipper Guaranty) shall default in the performance of any term, covenant or agreement contained in such Project Agreement, (and such default shall continue uncured for the length of the applicable cure period set forth in such Project Agreement or a Shipper Guaranty), and such party shall not have been replaced within 90 days of such default with a Person capable of performing such term, covenant or agreement; or

                (ii) any Project Agreement (other than an LTFT Agreement) shall become invalid, illegal or unenforceable, or shall cease, for any reason, to be in full force and effect in all material respects, and such Project Agreement shall not have been replaced within 90 days of such cessation;

and, in either case, the failure to make such replacement could reasonably be expected to result in a Material Adverse Effect; or

        (m) any of the Liens created by the Security Agreements shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent free and clear of all other Liens (other than Liens permitted under Section 8.8), or, except for expiration in accordance with its terms, any of the Security Agreements shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by either Obligor and any such event shall remain uncured for a period of 15 days; or

        (n) the Company shall cease to be a wholly owned Subsidiary of the Partnership;

or

        (o) any other Event of Default provided with respect to Securities of that series.

                Any Partner shall have the right, but not the obligation, to cure any payment default in clauses (a), (e), (f) or (j) above, including the Partnership's payment obligations under Article 12 herein, within the respective grace period set forth in such clauses and, if such payment default is cured, such payment default shall not constitute an Event of Default under this Indenture.

                SECTION 4.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 4.1(g), (h) or (i)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in Principal Amount of the Outstanding Securities of that series may declare the unpaid Principal Amount (including any premium) of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the Principal Amount (and premium) of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee, if given by Holders), and upon any such declaration such Principal Amount (and premium) shall become immediately due and payable. If an Event of Default specified in Section 4.1(g), (h) or (i) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. In either such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may then send a Default Notice pursuant to the Collateral Agency Agreement requesting the Collateral Agent to take action against the Collateral. Such request is subject to approval by the Required Senior Parties.

                At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article 4 provided, the Holders of a majority in Principal Amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

        (a) there has been paid or deposited with the Trustee a sum sufficient to pay the aggregate of:

                        (i) all overdue interest on all Securities of that series,

                        (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                        (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                        (iv) all sums paid by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel;

                and

        (b) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.13.

                No such rescission shall affect any subsequent default or impair any right consequent thereon.

                4.3. SECTION Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

        (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 15 days and such default is not cured by any Partner pursuant to
Section 4.1(a), or

        (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of 5 days and such default is not cured by any Partner pursuant to
Section 4.1(a),

then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Security the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest (if any), at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel.

                If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated, subject to the Collateral Agency Agreement.

                If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may, subject to Section 4.12, in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                SECTION 4.4. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company or the Partnership (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to file and prove a claim for the whole amount of principal, premium, if any, and any interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel) and of the Holders allowed in any such judicial proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 5.7.

                No provision of this Indenture shall be deemed to authorize the Trustee (x) to authorize, consent to, accept, or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to (y) to vote in respect of the claim of any Holder in any such proceeding; provided however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                SECTION 4.5. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                SECTION 4.6. Application of Money Collected. Any money collected by the Trustee pursuant to this Article 4 or the Collateral Agency Agreement shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST, to the payment of all amounts due the Trustee under
        Section 5.7;

                SECOND, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                THIRD, if any such money shall remain after the distributions set forth in priorities FIRST and SECOND, to the Company.

                SECTION 4.7. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Securities of such series or this Indenture, or for the appointment of a receiver or for any other remedy hereunder, unless:

        (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

        (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

        (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (e) no written direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in Principal Amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                SECTION 4.8. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 2.9) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                SECTION 4.9. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Partnership, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                SECTION 4.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.8 and subject to Section 4.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 4.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 4 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                SECTION 4.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time,

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

method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

        (a) such direction shall not be in conflict with any rule of law or with this Indenture, and would not involve the Trustee in personal liability.

        (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, provided, further, that, any trust or power conferred on the Trustee in its capacity as representative of the Holders as Partnership Senior Parties or Funding Senior Parties (as such terms are defined in the Collateral Agency Agreement), shall be exercisable at the direction of the Holders in accordance with Section 5.13 and not in accordance with this Section 4.12.

                SECTION 4.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

        (a) in the payment of the principal of, premium, if any, or interest on any Security of such series; or

        (b)     in respect of a covenant or provision hereof which under
Article 7 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                Upon any such waiver, such default shall cease to exist, the Company, the Partnership, the Trustee and the Holders of the Securities of that series shall be restored to their former positions and rights hereunder, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                SECTION 4.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, having due regard to the merits and good faith of the claims or default made by such party litigant; provided, that the provisions of this Section 4.14 shall not apply to any suit instituted by the Trustee or to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, or interest on such Security on or after the Stated Maturity thereof (including, in the case of redemption, on or after the Redemption Date).

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

                SECTION 4.15. Waiver of Usury, Stay or Extension Laws. Each Obligor covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any obligations arising under the Securities of any series issued hereunder, and each Obligor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                SECTION 4.16. Securities Held by Certain Persons Not to Share in Distribution. Any Securities known to a Responsible Officer of the Trustee assigned to its Institutional Trust Services department (or any successor department or group) to be owned or held by, or for the account or benefit of, the Company or the Partnership or an Affiliate of either thereof shall not be entitled to share in any payment or distribution provided for in this Article 4 until all Securities held by other Persons have been indefeasibly paid in full.

                SECTION 4.17. The Collateral Agency Agreement. Simultaneously with the execution and delivery of this Indenture, the Trustee shall enter into the Collateral Agency Agreement. All rights and remedies available to the Trustee and the Holders of the Outstanding Securities, and all future Holders of any of the Securities, with respect to the Collateral, or otherwise pursuant to the Security Agreements, shall be subject to the Collateral Agency Agreement.

                                    ARTICLE 5

                                   THE TRUSTEE

                SECTION 5.1. Certain Duties and Responsibilities.

        (a)     Except during a continuance of an Event of Default:

                (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Collateral Agency Agreement, and no implied covenants or obligations shall be read into this Indenture and the Collateral Agency Agreement against the Trustee; and

                (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, requests, orders or opinions furnished to the Trustee and conforming to the requirements of this Indenture and the Collateral Agency Agreement, as applicable; but in the case of any such certificates or opinions which by any provision hereof or of the Collateral Agency Agreement are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to

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

        determine whether or not they conform to the requirements of this Indenture, but need not verify the contents thereof.

        (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Collateral Agency Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

        (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                (i) this clause (c) shall not be construed to limit the effect of clause (a) of this Section 5.1;

                (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in Principal Amount (or such other amount as may be provided in or pursuant to this Indenture) of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Indenture or the Collateral Agency Agreement; and

                (iv) no provision of this Indenture or the Collateral Agency Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (including, without limitation, adequate indemnity reasonably satisfactory to the Trustee against any environmental liabilities against the Trustee arising out of the performance of its duties hereunder and under the Collateral Agency Agreement).

        (d) Whether or not therein expressly so provided, every provision of this Indenture or the Collateral Agency Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.1.

                SECTION 5.2. Notice of Defaults. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and

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

addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders. For the purpose of this Section 5.2, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                SECTION 5.3. Certain Rights of Trustee. Subject to the provisions of Section 5.1:

        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Company or the Partnership mentioned herein shall be sufficiently evidenced by an Officer's Certificate, or, in the case of the Company, a Company Request or Company Order;

        (c) whenever in the administration of this Indenture or the Collateral Agency Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder or under the Collateral Agency Agreement, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

        (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Collateral Agency Agreement at the request or direction of any of the Holders pursuant to this Indenture or the Collateral Agency Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records

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

and premises of the Company or the Partnership, as applicable, personally or by agent or attorney; and

        (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under the Collateral Agency Agreement either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                SECTION 5.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Partnership, as applicable, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities or any Collateral or Lien thereon or any Security Agreement. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be charged with knowledge of any Default or Event of Default unless a Responsible Officer of the Trustee assigned to its Institutional Trust Services department (or any successor department or group) shall have actual knowledge thereof or shall have received written notice thereof in accordance with Section 1.5 from the Company, the Partnership, the Collateral Agent or any Holder. The Trustee shall not be responsible for perfecting or maintaining the perfection of the Lien on the Collateral or for filing, refiling or recording any document, notice or instrument in any public office at any time. The Trustee shall not be responsible for calculating the Economic Make-Whole Premium. The Trustee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Partnership or the Company thereto or as to the security afforded by the Security Agreements, or as to the validity, execution (except its own execution), enforceability, priority, perfection, legality or sufficiency of the Security Agreements or any Senior Debt Agreement, and the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring the Collateral or any other Property or for determining whether the Collateral or any other Property is properly insured or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                SECTION 5.5. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Partnership, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company and the Partnership with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                SECTION 5.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

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

                SECTION 5.7. Compensation and Reimbursement. The Company agrees:

        (a) to pay to the Trustee (all references in this Section 5.7 to the Trustee shall be deemed to apply to the Trustee in its capacities as Trustee, Paying Agent and Securities Registrar) from time to time such compensation as shall be agreed to in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (b) except as otherwise expressly provided herein or in any written agreement between the Trustee and the Company, to reimburse the Trustee upon its request for all reasonable and documented (in accordance with the standard practices of the Trustee) expenses and disbursements incurred or made by the Trustee in accordance with any provision of this Indenture or the Collateral Agency Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense or disbursement as may be attributable to its negligence or bad faith;

        (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or in connection with the Securities of any series, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the Collateral Agency Agreement; and

        (d) the obligations of the Company under this Section 5.7 to compensate the Trustee, to pay or reimburse the Trustee for expenses and disbursements and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

                Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after the occurrence of an Event of Default under Section 4.1(g), (h) or (i), the parties hereto and the Holders by their acceptance of the Securities hereby agree that the expenses and the compensation for the services of the Trustee are intended to constitute expenses of administration under any applicable bankruptcy law.

                If the Trustee (or an agent thereof) takes title to the assets of the Company or the Partnership pursuant to a foreclosure proceeding (as used in this Section 5.7(d), a "Transfer"), then the Company and the Partnership will indemnify the Trustee for liabilities arising out of any violation of environmental law by the Company or the Partnership, as the case may be, whether known at the time of the Transfer or discovered subsequent to the Transfer, with respect to such assets that resulted from action occurring prior to the Transfer. The foregoing indemnity shall be for the sole benefit of the Trustee (and any agent thereof who takes title to assets of the Company or the Partnership, as the case may be, in a foreclosure proceeding) and rights thereunder may not be assigned or otherwise transferred

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

other than to a successor Trustee hereunder. Holders of Securities shall not have any rights under the foregoing indemnity.

                SECTION 5.8. Corporate Trustee Required; Eligibility. There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section 5.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 5.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 5.

                SECTION 5.9. Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 5 shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 5.10.

                The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 5.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                If at any time:

        (a) the Trustee shall cease to be eligible under Section 5.8 and shall fail to resign after written request therefor by the Company or by any Holder; or

        (b) the Trustee shall be incapable of acting or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

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
then, in any such case, (A) the Company by an Officer's Certificate may remove the Trustee with respect to all Securities, or (B) subject to Section 4.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by an Officer's Certificate, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 5.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in Principal Amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to such Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 5.10, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                SECTION 5.10. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the

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
retiring Trust and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Partnership, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

                SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided such corporation shall be otherwise eligible under this Article 5), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                SECTION 5.12. Appointment of Paying Agent and Authenticating Agent. 5.12.

        (a) There shall at all times be a Paying Agent hereunder. In addition, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.8, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. The Paying Agent and all Authenticating Agents shall herein be referred to individually as an "Authorized Agent" and collectively as the "Authorized Agents."

        (b) Each Authorized Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as such Authorized Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authorized Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this
Section 5.12, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section 5.12, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section 5.12.

        (c) Any corporation into which an Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authorized Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authorized Agent, shall continue to be an Authorized Agent (provided such corporation shall be otherwise eligible under this Section 5.12), without the execution or filing of any paper or any further act on the part of the Trustee or such Authorized Agent.

        (d) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which said Paying Agent

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

shall agree with the Trustee, subject to the provisions of this Section 5.12, that such Paying Agent will:

                (i) hold all sums held by it for the payment of principal of, and premium, if any, and interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                (ii) give the Trustee within five days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

                (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Notwithstanding any other provision of this Indenture any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

        (e) An Authorized Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authorized Agent and to the Company and the Company may at any time terminate the agency of a Paying Agent by giving written notice thereof to such Authorized Agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.12, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Company may appoint a successor Paying Agent and give notice of such appointment to the Trustee and the Trustee, in the case of an Authenticating Agent, and the Company, in the case of a Paying Agent, shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authorized Agent will serve. Any successor Authorized Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as such Authorized Agent. No successor Authorized Agent shall be appointed unless eligible under the provisions of this Section 5.12.

        (f) The Company agrees to pay to each Authorized Agent from time to time reasonable compensation for its services under this Section 5.12.

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
        (g) If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to this Section 5.12, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, a certificate of authentication in the following form:

                        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            The Chase Manhattan Bank, as Trustee

                                            By
                                              ----------------------------------
                                              As Authenticating Agent


                                            By
                                              ----------------------------------
                                              Authorized Signatory

                If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing or by facsimile, shall appoint at the expense of the Company in accordance with this
Section 5.12 and such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

        (h) The Paying Agent will comply with all applicable withholding, backup withholding and information reporting requirements imposed by the Code and applicable Treasury Regulations issued thereunder (including, without limitation, the collection of Internal Revenue Service Forms W-8 or W-9, as the case may be, and the filing of Internal Revenue Service Forms 1099, 1042 and 1042-S).

                SECTION 5.13. Rights and Obligations of Trustee as Representative of the Holders under the Security Agreements. Whenever any Security Agreement provides that the Senior Parties are to take any action thereunder, the Trustee, as representative of the Holders shall be obligated to solicit consents from the Securityholders and consent on behalf of the Securityholders in accordance with the results of such solicitation. The Trustee shall be required to consent or not consent with respect to all matters requiring the consent of Senior Parties in proportion to the aggregate Principal Amount of Securities the Holders of which have consented affirmatively and negatively to the proposed action. The Trustee shall consider any non-responses a "no" vote with respect to that Securityholder. The expenses of any such solicitation shall be borne by the Company and the Company shall be obligated, at the request of the Trustee, to prepare all documents required to consummate such solicitation,

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
including all documents required by applicable law, including applicable securities laws. The Trustee shall have no liability to any Person, including, without limitation, any Senior Party, the Company or the Partnership, for any delay in consenting as a Senior Party caused by the solicitation requirements of this Section 5.13. The Trustee may, but shall not be obligated to, give its consent as representative of the Holders pursuant to this Section 5.13, if the action so consented to affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. If the Collateral Agent requires indemnity from the Trustee, as representative of the Holders, prior to taking any action under the Security Agreements, the Trustee shall have no responsibility for providing such indemnity but shall request such indemnity from the Holders and shall have no liability to any Person for any inaction by the Collateral Agent pending receipt of such indemnity from the Holders.

                                    ARTICLE 6

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                SECTION 6.1. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

        (a) monthly, not later than each Interest Payment Date with respect to the Securities of each series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the day 15 days preceding such Interest Payment Date; and

        (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                SECTION 6.2. Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 6.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 6.1 upon receipt of a new list so furnished.

                The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture).

                Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Partnership and the Trustee that none of the Company, the Partnership nor the

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

Trustee, nor any agent of either of them, shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture).

                                    ARTICLE 7

                             SUPPLEMENTAL INDENTURES

                SECTION 7.1. Supplemental Indentures Without Consent of Holders. Subject to the terms of the Collateral Agency Agreement that require the Required Senior Parties to consent to certain amendments to the Indenture, without the consent of any Holders, the Company and the Partnership, in each case when authorized by an Officer's Certificate and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

        (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, or to evidence the succession of another entity to the Partnership and the assumption by such successor of the covenants of the Partnership contained herein; or

        (b) to add to the covenants of the Company or the Partnership for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Partnership; or

        (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

        (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

        (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

        (f) to secure the Securities, including, without limitation, by amending the Partnership Security Agreement in accordance with Section 8.27; or

        (g) to establish the form of Securities of any series as permitted by Section 2.1, and to establish the terms of Securities of any series as permitted by Section 2.3; or

        (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 5.10; or

        (i) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (i) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

        (j) to modify the restrictive legends set forth on the face of the form of Security in Exhibit A or as are otherwise set forth or provided for pursuant to Section 2.1, 2.2 or 2.3, or modify the forms of certification provided for in Section 2.13; provided, however, that any such modification shall not adversely affect the interest of the Holders of the Securities of any series created prior to the execution of such supplemental indenture in any material respect; or

        (k) to permit the holders of any indebtedness incurred in respect of an Expansion to secure such indebtedness with the collateral specifically permitted under clauses (ii), (iii) and (iv) of Section 8.20(b), and upon Completion of such Expansion and release of the related Completion Guaranty, to permit such holders to share equally and ratably in the Collateral; or

        (l) to make any other change that does not adversely affect the interests of the Holders of the Securities of any series created prior to the execution of such supplemental indenture in any material respect.

                SECTION 7.2. Supplemental Indentures With Consent of Holders. Subject to the terms of the Collateral Agency Agreement that require the Required Senior Parties to consent to certain amendments to the Indenture, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Partnership and the Trustee, the Company and the Partnership, in each case when authorized by an Officer's Certificate, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental

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

indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

        (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 4.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

        (b) subject to Section 7.1(k), permit the creation of any lien prior to the Lien of the Security Agreements with respect to any of the Collateral, or terminate the Lien of the Security Agreements on any Collateral or deprive any Holder of the security afforded by the Lien of the Security Agreements, except to the extent expressly permitted by this Indenture or any of the Security Agreements; or

        (c) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of certain defaults hereunder and their consequences) provided for in this Indenture; or

        (d) modify any of the provisions of this Section 7.2 or Section 4.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause (d) shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 7.2, or the deletion of this proviso, in accordance with the requirements of Sections 5.10 and 7.1(h).

                A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                It shall not be necessary for any Act of Holders under this
Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                SECTION 7.3. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 7 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is the legal, valid and binding obligation of the Company and the Partnership, enforceable against the Company and the Partnership in accordance with its terms (subject to customary qualifications and exceptions) and that all necessary consents have been obtained. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                SECTION 7.4. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 7, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                SECTION 7.5. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 7 may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Partnership shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Partnership, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE 8

                                    COVENANTS

                Each of the Partnership and the Company covenants and agrees that so long as this Indenture is in effect and any Securities remain
Outstanding:

                SECTION 8.1. Financial Statements, Etc. The Partnership (for itself and on behalf of the Company) shall deliver to the Trustee and upon the request of a beneficial holder of the Securities shall thereafter deliver to such beneficial holder without further request:

        (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Partnership, unaudited statements of income, retained earnings and cash flows of each of the Partnership and the Company (commencing with the quarter ending June 30, 2001) for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheets of each of the Partnership and the Company as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year);

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

        (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Partnership, audited statements of income, retained earnings and cash flows of each of the Partnership and the Company for such fiscal year (commencing with the year ending December 31, 2001) and the related balance sheet of the Partnership and the Company as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present in all material respects the financial condition and results of operations of each of the Partnership and the Company as at the end of and for, such fiscal year in accordance with RAP;

        (c) together with the first quarterly report under Section 8.1(a) that is delivered after the publication in each year of the Consumer Price Index for all Urban Consumers (CPI/U) or a comparable index, an annual Officer's Certificate setting forth the Escalation over the previous year and the method of calculation thereof.

        (d) as soon as practicable and in any event within 10 days after the Partnership becomes aware or should reasonably become aware of the occurrence of an Event of Default or Default, an Officer's Certificate setting forth the details of such Event of Default or Default, and the action which the Partnership and the Company propose to take with respect thereto;

        (e) promptly following the effectiveness thereof, copies of each amendment, modification, supplement or waiver to any Project Agreement, certified by a Senior Officer of the Partnership, to be a true and complete copy of such amendment, modification, supplement or waiver, provided that, unless requested by the Trustee, the foregoing shall not apply to any such amendment, modification, supplement or waiver that could not reasonably be expected to have a Material Adverse Effect;

        (f) no later than the date of the consummation of any Transfer, notice of such event;

        (g) simultaneously with the delivery of each set of financial statements pursuant to clauses (a) and (b) of this Section 8.1, a written discussion prepared by the Partnership of the Partnership's financial condition, changes in financial condition and results of operations, including a description of (i) any material developments in the Partnership's business, (ii) the Partnership's material commitments for Capital Expenditures (not including Capital Expenditures in connection with maintenance of the Partnership's Properties or other Capital Expenditures made in the ordinary course) (iii) any unusual events or transactions or any significant changes that materially affected the amount of reported income or cash flow from continuing operations and any other significant components of revenues of expenses, (iv) Distributions made during the period covered by such statements and, (v) loans and other advances made by the Partnership to any of the Partners;

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

        (h) written notice of the occurrence of any Material Loss or Catastrophic Loss within 10 days of the occurrence of such loss.

                The Partnership will furnish to the Trustee at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a Senior Officer of the Partnership (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Partnership has taken or proposes to take with respect thereto),
(ii) setting forth in reasonable detail the computations necessary to determine whether the Obligors are in compliance with Sections 8.9 and 8.11 hereof as of the end of the respective quarterly fiscal period or fiscal year and (iii) certifying that the amendments, modifications, supplements and waivers referred to in Section 8.1(d) which have become effective since (in the case of the first such certificate) the Closing Date or (in the case of each subsequent such certificate) the date of the next preceding such certificate and copies of which have not been delivered to the Trustee as provided above could not, taken as a whole, reasonably be expected to have a Material Adverse Effect.

                The Trustee's sole responsibility with respect to any statement or written discussion delivered to it pursuant to this Section 8.1 shall be to make the same available for inspection by the Holders during normal business hours.

                SECTION 8.2. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

                SECTION 8.3. Existence, Etc. Each Obligor will:

        (a) Subject to Section 8.6, preserve and maintain its legal existence, its general partnership form (in the case of the Partnership) or corporate form (in the case of the Company), and obtain and maintain, or to cause to be obtained or maintained, as the case may be, all of its rights, licenses, permits, privileges and franchises necessary for the operation of the Project and the conduct of its business unless each Partner shall have determined that failure to maintain any of such rights, licenses, permits, privileges and franchises could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect (provided that nothing in this Section 8.3 shall prohibit any transaction expressly permitted under
Section 8.6);

        (b) operate and manage the Project (or cause it to be operated and managed) and maintain, repair and preserve (or cause the maintenance, repair and preservation of) the Project in each case (i) in compliance with, and otherwise comply with the requirements of, all applicable Governmental Rules and Governmental Approvals including, without limitation, all applicable laws involving pipeline safety and environmental protection except for such failures to comply as could not reasonably be expected to result in a Material

Adverse Effect, (ii) in accordance with the terms of the Project Agreements,
(iii) in accordance with generally accepted prudent pipeline industry standards, and (iv) subject to Section 8.6, maintain and preserve the Project and all of its other Properties used or useful in its business in good operating and working order and condition, ordinary wear and tear excepted; provided however, that nothing in this Section 8.3 shall prevent the Partnership or the Company from discontinuing or suspending the operation or maintenance or preservation of any of such properties if such discontinuance or suspension is, in the judgment of each Partner, desirable in the conduct of the Partnership's business and not disadvantageous in any material respect to the Holders; provided further, that, except in the event of a Casualty Event, in which case the provisions of Section
9.8 shall apply with respect to the portion or portions of the Project lost, damaged or condemned;

        (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property when due except (i) for any such tax, assessment charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with RAP and
(ii) to the extent that failure to pay such taxes will not have a Material Adverse Effect on the financial condition of the Partnership; and

        (d)     keep adequate records and books of account.

                SECTION 8.4. Money for Securities Payments to be Held in Trust. If the Company shall at any time act as Paying Agent with respect to any series of Securities, it will on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and the Company will promptly notify the Trustee of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of, premium, if any, or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (as if the provisions of the Trust Indenture Act applied to this Indenture) and (b) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that

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

series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or the Company by Company Order may direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                Except as otherwise required by applicable law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on demand, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customary published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                SECTION 8.5. Insurance.

        (a)     Except as expressly provided in the last paragraph of this
Section 8.5(a), the Partnership will maintain insurance with financially sound and reputable insurance companies and with respect to Property and risks of a character that, in the reasonable good faith opinion of the Partnership, are no less favorable than the insurance coverage obtained by companies engaged in similar businesses and owning similar properties as the Partnership; including the following insurance:

                (i) Property Insurance. Insurance against loss or damage covering the Project and other tangible real and personal Property and improvements of the Partnership and the Company by reason of any Peril.

                (ii) Business Interruption Insurance. Business interruption insurance covering 100% of business income (defined as net profit before income taxes, continuing normal operating expenses including payroll and mandatory debt service)

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

        of the Project, for a period of 12 months, arising from loss insured by clause (i) above. The maximum deductible in respect of such business interruption insurance shall be no greater than $10,000,000.

                (iii) Automobile Liability Insurance for Bodily Injury and Property Damage. Insurance against liability for bodily injury and property damage in respect of all vehicles (whether owned, hired or rented by the Partnership or the Company) at any time located at, or used in connection with, its Properties or operations, but in no event less than the amount required by applicable law.

                (iv) Commercial General Liability Insurance. Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Properties (and adjoining sidewalks and waterways) of the Partnership and the Company.

                (v) Workers' Compensation Insurance. Workers' compensation insurance (including, without limitation, Employers' Liability Insurance) to the extent required by applicable law.

                (vi) Other Insurance. Such other insurance in each case as generally carried by Williams for such similar facilities.

                Notwithstanding any provision in this Section 8.5 to the contrary, (i) the Partnership shall have no obligation to maintain insurance coverage on underground piping, and (ii) the Partnership and the Company will not be obligated to maintain or cause to be maintained the insurance described in this Section 8.5 during any period in which Williams extends its own insurance or self-insurance to the Partnership and Company to the extent and in the manner normal for companies of like size, type and financial condition as the Partnership and the Company.

        (b) The Collateral Agent shall be named as sole loss payee, under a standard lenders loss payable clause or mortgage endorsement substantially equivalent to the New York standard mortgage endorsement or lenders loss payable endorsement form 438 BFU, without contribution, under insurance policies required by Sections 8.5(a)(i) and (ii).

        (c) On the Closing Date, the Company and the Partnership shall furnish to the Trustee certification indicating procurement of all required insurance. Such certification shall identify underwriters, the type of insurance, the insurance limits, the risks covered thereby and the policy term. Upon request by the Trustee, the Company and the Partnership will promptly furnish to the Trustee copies of all insurance digests (or upon further request insurance policies), binders and cover notes or other evidence of such insurance relating to the Project.

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

                SECTION 8.6. Prohibition of Fundamental Changes. Except as permitted by the Partnership Agreement:

        (a) Neither Obligor will enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except pursuant to a Qualified Transaction.

        (b) Neither Obligor will acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person except (in the case of the Partnership) for the acquisition of capital stock of the Company and purchases of inventory and other Property to be sold or used in the ordinary course of business.

        (c) Subject to Section 8.6(a), neither Obligor will sell, transfer, lease, abandon or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets.

        (d) Subject to Section 8.6(a), neither Obligor will convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its business or Property, whether now owned or hereafter acquired, that is material to the operation or maintenance of the Project (including, without limitation, receivables and leasehold interests) excluding
(i) redundant, obsolete or worn-out Property, tools or equipment no longer used or useful in its business and any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms and (ii) dispositions contemplated by the Project Agreements.

                SECTION 8.7. Ownership of the Company; No Other Subsidiaries. The Partnership will at all times cause the Company to be a Wholly Owned Subsidiary of the Partnership. The Partnership will at no time have any Subsidiaries other than the Company, Subsidiaries with limited purposes similar to those of the Company, Kern River Gas Supply Corporation and Kern River Service Corp. and the Company will at no time have any Subsidiaries.

                SECTION 8.8. Limitation on Liens. Neither Obligor will create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

        (a) Liens equally and ratably securing the Securities of each series;

        (b) any Lien that secures Additional Senior Indebtedness equally and ratably with the Securities;

        (c) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Partnership or the Company, as the case may be, in accordance with RAP;

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

        (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, lessor's other than the lessor in a sale-leaseback transaction, or other like Liens arising in the ordinary course of business or are incident to the construction or improvement of any Property that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments as to which all rights of appeal have not terminated and are bonded or pledged or enforcement of which will not have a Material Adverse Effect on the Company or the Partnership but only to the extent, for an amount and for a period not resulting in an Event of Default under Section 4.1(k) hereof;

        (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

        (f) easements, rights-of-way, actions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Partnership or the Company;

        (g) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Partnership, each of which Liens either (i) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (ii) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction, repair or improvement) of such Property; provided that for clause (ii) above,
(A) no such Lien shall extend to or cover any Property of the Partnership other than the Property so acquired and improvements thereon, (B) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the purchase price or cost or fair market value (as determined in good faith by a Senior Officer of the Partnership) of such Property at the time it was acquired (by purchase construction or otherwise), (C) the Indebtedness secured by the Lien may not be incurred more than one year after the acquisition, completion of construction, repair, improvement, or commencement of full operation of the Property subject to the Lien, and (D) the principal amount of all such Indebtedness secured by such Liens shall not exceed 5% of the Total Capitalization of the Partnership in the aggregate at any one time outstanding;

        (h)     any Lien securing a Debt Service Letter of Credit Obligation;

        (i) any Lien that extends, or renews or replaces in whole or in part a Lien referred to herein;

        (j) additional Liens upon real and/or personal Property created after the date hereof (including Indebtedness for capitalized lease obligations), provided that the aggregate principal amounts of the Indebtedness secured thereby and incurred on and after the date

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hereof, excluding the principal amount of Indebtedness secured by Liens provided by clauses (a) - (h) above, shall not exceed 3% of total capitalization of the Partnership in the aggregate at any one time outstanding; and

        (k) any Lien permitted by the foregoing that is created pursuant to the Security Agreements.

                SECTION 8.9. Indebtedness.

        (a) Limit on Indebtedness. Neither Obligor will create, incur or suffer to exist or guarantee any Indebtedness except any one or more of the following:

                (i) Indebtedness incurred in connection with the Securities (including the Partnership Loan, the Partnership Guarantee and the Debt Service LOC Loans);

                (ii) trade or other similar Indebtedness incurred in the ordinary course of business;

                (iii) Additional Senior Indebtedness to be used for working capital purposes of up to the greater of (x) $15,000,000 and (y) 120% of Project Revenues for the month immediately preceding the incurrence of such Indebtedness;

                (iv) Additional Senior Indebtedness, the proceeds of which are applied to fund Capital Expenditures (including, without limitation, Capital Expenditures previously made for which the FERC requires a different percentage of Indebtedness than was originally sought by the Partnership in an application to the FERC) provided that, after giving effect to the incurrence of such Indebtedness, the ratio of Indebtedness to Total Capitalization of the Partnership does not exceed 70/100;

                (v)     Affiliate Subordinated Debt; and

                (vi) any Additional Senior Indebtedness not set forth in clauses (i) through (v) above, so long as immediately after giving effect to the incurrence thereof, there shall be No Ratings Downgrade.

        (b)     Limit on Company Indebtedness. Without prejudice to
Section 8.9(a) hereof, the Company will not create, incur or suffer to exist any Indebtedness other than Indebtedness Guaranteed by the Partnership (i) the proceeds of which are loaned or otherwise advanced to the Partnership, with such loans or advances by the Company to the Partnership evidenced by promissory notes of the Partnership in an amount equal to the principal amount of such loan or advance, bearing interest at a rate equal to the interest rate payable with respect to such loan or advance and with an amortization schedule identical to the amortization schedule with respect to such loan or advance or (ii) to the extent the proceeds thereof are applied to repay or otherwise refinance all or a portion of the Indebtedness with respect to the Securities of the Company then outstanding.

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

                SECTION 8.10. Investments. Neither Obligor will make or permit to remain outstanding any Investments except:

        (a)     Permitted Investments;

        (b) Investments by the Partnership in the Capital Stock of the Company;

        (c)     Investments by the Company in the Partnership Loan;

        (d)     the Debt Service LOC Account;

        (e) subject to Sections 8.12 and 9.8, the redemption, retirement, prepayment or defeasance of Indebtedness of such Obligor;

        (f)     accounts receivable arising in the ordinary course of business;
and

        (g) Capital Expenditures as permitted hereunder which shall include all Capital Expenditures so long as not in violation of this Indenture.

                SECTION 8.11. Distributions. The Obligors shall be permitted to declare or make any Distribution only on a Debt Service Payment Date, provided that neither Obligor will declare or make any Distribution to any Partner on any such Debt Service Payment Date if (i) an Event of Default has occurred and is continuing hereunder, (ii) the ratio of Senior Debt to Total Capitalization of the Partnership exceeds 75%, (iii) (A) the Projected Debt Service Coverage Ratio of the Partnership for the next two calendar quarters from such date of distribution is expected to be less than 1.25 to 1 or (B) the Debt Service Coverage Ratio for the two calendar quarters prior to such intended Distribution is less than 1.25 to 1, as certified by the Partnership and the Company by an Officer's Certificate delivered to the Trustee, or (iv) the Required Amount Condition has not been met.

                SECTION 8.12. Affiliate Subordinated Debt. Neither Obligor will purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Affiliate Subordinated Debt, except for payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Affiliate Subordinated Debt and permitted by the subordination provisions thereof.

                SECTION 8.13. Lines of Business; Single-Purpose Entity.

        (a) The Partnership will not engage in any line of business other than that directly related to its development, ownership and operation of the Project, including any expansions thereof, (in each case as contemplated by the Project Agreements) and any activities reasonably related thereto (which shall include the gathering, marketing, sale, storage, processing and transportation of gas).

        (b) The Company will not engage in any business other than the incurrence of Indebtedness and the making of loans to the Partnership, in each case in accordance with the terms hereof and the other Senior Debt Agreements, and the performance of its obligations under the Transaction Agreements to which it is a party.

                SECTION 8.14. Transactions with Affiliates and Related Parties. Except for arrangements contemplated by the Project Agreements as in effect on the date of this Indenture, neither the Partnership nor the Company will enter into any transaction, including, without limitation, any contract or Investment, with any Affiliate of the Partnership unless (i) such transaction is a bona fide business transaction reasonably related to the business of the Partnership, (ii) such transaction is on terms that at such time are no less favorable to the Partnership than those that could be obtained at such time in a comparable arm's length transaction with an entity that is not an Affiliate of the Partnership and (iii) such transaction has been fully disclosed to all Partners.

                SECTION 8.15. Modifications of Certain Documents. Subject to the Collateral Agency Agreement which requires (except as provided therein) approval by the Required Senior Parties, among other parties, to amend any Project Agreement, Security Agreement, Partnership Loan Agreement, the Indenture or changing in any manner the rights of the Collateral Agent, the Partnership, the Company or the other Senior Parties therein or thereunder, neither Obligor will
(i) agree or consent to any termination, modification, supplement or waiver of any Project Agreement or Senior Debt Agreement or (ii) initiate changes to the Partnership's FERC tariff if the Partnership reasonably determines that such termination, modification, supplement, waiver or change to the tariff would individually or collectively with all other such terminations, modifications, supplements, waivers and changes to the tariff, reasonably be expected to have a Material Adverse Effect, unless immediately after giving effect to such termination, modification, supplement, waiver or change to the tariff, there shall be No Ratings Downgrade.

                SECTION 8.16. Mandatory Obligor Actions.

                If any Casualty Event shall occur, the Partnership shall promptly notify the Trustee thereof and take reasonable steps to pursue diligently all material rights to compensation. In addition:

        (a) The Partnership shall, in the case of a Catastrophic Loss, cause all Proceeds of such Casualty Event to be deposited with the Collateral Agent in the Loss Proceeds Account.

        (b) The Partnership shall, in the case of a Material Loss, apply the Proceeds received by it in connection with such Casualty Event to rebuild or repair the Project (as provided in Section 9.8).

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

                SECTION 8.17. Rule 144A Information. At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a beneficial holder of a Security, the Company shall promptly furnish to such beneficial holder or to a prospective purchaser of such Security designated by such holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such holder with Rule 144A in connection with the resale of such Security by such holder; provided, however, that the Company shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is two years from the later of (a) the date such Security (or any Predecessor Security) was acquired from the Company or (b) the date such Security (or any Predecessor Security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act; provided, further, that the Company shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Security may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

                SECTION 8.18. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                SECTION 8.19. Use of Proceeds. The Company and the Partnership agree to apply the proceeds of the sale of the Securities hereunder (a) to repay the Existing 144A Debt, (b) to pay certain financing costs related to the sale of the Securities hereunder, including, without limitation, breakage costs associated with the termination of certain existing interest rate hedging arrangements, (c) to pay costs related to the development, financing and construction



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of the California Action Project and the 2002 Expansion and (d) to reimburse the
Partnership, and its Affiliates, for any such costs incurred prior to the date hereof.

                SECTION 8.20. Expansion. Neither Obligor shall incur indebtedness for the purposes of financing, or permit the commencement of construction of, any Expansion unless:

        (a) Williams or another entity that has a public debt rating equal to at least "BBB-" from S&P and "Baa3" from Moody's provides a Completion Guaranty with respect to such Expansion;

        (b) until such Expansion has achieved Completion and the holders of the indebtedness incurred to finance such Expansion have released the applicable Completion Guaranty, the recourse of such holders is limited to (i) the applicable Completion Guaranty, (ii) any LTFT Agreements and related Shipper Guarantees entered into with respect to such Expansion, (iii) any new fixed assets financed with the proceeds of such indebtedness, and (iv) a claim to any cash of the Partnership that would otherwise be available for Distributions permitted under this Indenture; provided, however, such holders shall agree not to take any action or exercise any remedies prior to Completion that will in any way adversely affect the ability of the Partnership to operate the existing Pipeline; and

        (c) the percentage of the costs of such Expansion that are financed with Indebtedness incurred by the Partnership does not exceed the Applicable Expansion Debt Level. For the purposes of this clause (c), "Applicable Expansion Debt Level" means the lesser of (x) 70%, (y) the difference between (A) the percentage of additional transportation capacity attributable to an Expansion that has been contracted by shippers meeting the requirements of the Partnership's FERC tariff and (B) 20% and (z) a percentage that causes the average annual Projected Debt Service Coverage Ratio from the date such Expansion reaches Completion until the Final Maturity Date of the Securities issued on the Closing Date (after taking into account the incurrence of the Indebtedness incurred in connection with such Expansion) to be greater than or equal to 1.55 to 1.0. For the purposes of clarity, if 95% of an Expansion's transportation capacity has been contracted to shippers meeting such requirements, the Applicable Expansion Debt Level for such Expansion will be 70% or such lower amount that allows the Partnership to satisfy the Projected Debt Service Coverage Ratio test set forth in clause (z); and if 75% of an Expansion's transportation capacity has been contracted to shippers meeting such requirements, the Applicable Expansion Debt Level for such Expansion will be 55% or such lower amount that allows the Partnership to satisfy the Projected Debt Service Coverage Ratio test set forth in clause (z).

                SECTION 8.21. Compliance With Laws. The Partnership agrees to comply with all laws and regulations applicable to the conduct of its business and the operation of the Project, including environmental requirements, the failure to comply with which the Partnership believes would have a Material Adverse Effect.

                SECTION 8.22. Property. The Partnership agrees to preserve good title or valid leasehold rights to all Project related Property it claims to hold (other than Property subject to any Casualty Event or Property disposed of pursuant to Section 8.6), subject only to Liens



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

permitted pursuant to Section 8.8, to the extent that failure to do so would have a Material Adverse Effect.

                SECTION 8.23. FERC Filings. The Partnership agrees to oppose any filing made with the FERC if such filing would result in changes to the amounts being charged to Shippers that would have a Material Adverse Effect.

                SECTION 8.24. Transportation Service Agreement. Except as the FERC may require or as the Partnership's FERC tariff may permit, the Partnership agrees not to permit the assignment by any LTFT Shipper of its obligations under a LTFT Agreement (including, without limitation, by way of a release of capacity to a substitute shipper) to any party with a public debt rating of less than investment grade or its equivalent, unless (i) the obligations of the assignee under the LTFT Agreement are (A) guaranteed by an entity with a public debt rating equal to at least Investment Grade or (B) supported by an Acceptable Letter of Credit, or (ii) the rating on the Securities after giving effect to such assignment shall be reaffirmed as being equal to or higher than the ratings on the Securities prior to such assignment by one of the Required Rating Agencies.

                SECTION 8.25. Collateral Agency Agreement. The Securityholders agree, by their acceptance of the Securities pursuant to the terms of this Indenture, to be governed by and agree to be bound by any restrictions imposed on Securityholders pursuant to the terms of the Collateral Agency Agreement, unless otherwise specifically stated herein.

                SECTION 8.26. Transfers. The Partnership agrees not to allow any transfer of ownership interests in the Partnership unless after giving effect to such transfer (i) at least 50% of the Partnership is owned and operated either by Williams and its affiliates or by a Qualified Transferee, or (ii) there is No Ratings Downgrade.

                SECTION 8.27. Amendment to Partnership Security Agreement. Upon Completion of any Expansion, the Partnership agrees to amend Schedule A to the Partnership Security Agreement to add to such Schedule A any LTFT Agreements and Shipper Guaranties executed in connection with such Expansion.

                SECTION 8.28. Debt Service Notices to Collateral Agent. If at any time, the Partnership believes that it will have insufficient monies to pay Mandatory Senior Debt Service on any date when it shall be due and payable, the Partnership agrees to provide notice to such effect to the Collateral Agent at least three (3) Business Days prior to the date on which such Mandatory Senior Debt Service shall be due and payable. The Partnership agrees that such notice shall state the amount of the expected insufficiency and shall otherwise be in accordance with Sections 7.2(a)(i) and 7.2(b) of the Collateral Agency Agreement.


                                    ARTICLE 9

                            REDEMPTION OF SECURITIES

                SECTION 9.1. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.3 for such Securities) in accordance with this Article 9.

                SECTION 9.2. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced in accordance with
Section 9.4 and otherwise in the manner specified as contemplated by Section 2.3 for such Securities. In case of any redemption at the election of the Company, the Company shall at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of the series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption or subject to compliance with conditions provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or conditions. Promptly after the calculation by the Company of the Economic Make-Whole Premium, the Company will give the Trustee notice thereof.

                SECTION 9.3. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the Principal Amount of any Security of such series, provided that the unredeemed portion of the Principal Amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security, except that in the case of an Installment Security redeemed in part, the face amount thereof after such redemption and not the unpaid Principal Amount thereof shall be in an authorized denomination for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                SECTION 9.4. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                All notices of redemption shall state:

        (a)     the Redemption Date,

        (b) the Redemption Price, provided, that, if the Redemption Price includes the Economic Make-Whole Premium, such notice need not set forth the amount of such Economic Make-Whole Premium, but need only set forth the manner in which such Economic Make-Whole Premium is to be calculated.

        (c) if less than all the Outstanding Securities of any series consisting of more than a single Security and of a specified tenor are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the Principal Amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the Principal Amount of the particular Securities to be redeemed,

        (d) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and that interest accrued to the Redemption Date will be paid to the Holder of the Security on the record date prior to the Redemption Date,

        (e) the place or places where each such Security is to be surrendered for payment of the Redemption Price,

        (f) that the redemption is for a sinking fund, if such is the case, and

        (g)     the CUSIP or ISIN number of the Securities to be redeemed.

                Notice of Redemption of Securities to be redeemed at the election of the Company shall be given by the Company to the Trustee and each Holder of Securities or, at the Company's request, by the Trustee to each Holder of Securities in the name and at the expense of the Company, and shall be irrevocable.

                SECTION 9.5. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 8.4) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                SECTION 9.6. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 2.3, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 2.9.

                If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, thereof shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                SECTION 9.7. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, that, in the case of an Installment Security redeemed in part, no such new Security shall be executed, authenticated and delivered in exchange for the unredeemed portion thereof. Upon surrender of any such Installment Security, the Security Registrar shall make a notation thereon of the unpaid principal amount thereof.

                SECTION 9.8. Mandatory Redemption Upon a Casualty Event.

        (a) Catastrophic Loss. In the event of a Catastrophic Loss, the Company shall redeem Securities in inverse order of maturity, if applicable, in an amount equal to the Securities Percentage of the applicable Proceeds ratably among each series at a redemption price equal to the principal amount thereof plus accrued interest to the Redemption Date.

        (b) Material Loss. In the event of a Material Loss, the Company shall rebuild or repair the Project.

        (c) Excess Proceeds. Upon completion of the repair or restoration of the Project following any Material Loss and the payment of all costs of such repair or restoration, the



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

excess, if any, of (x) the amount of the Proceeds of such Casualty Event over
(y) the aggregate amount of such costs of repair or restoration shall be released to or for the account of, or shall otherwise be made available to, the Partnership.

        (d) Certain Notices. No later than 45 days prior to the date on which any redemption of Securities is to be made pursuant to paragraph (a) of this Section 9.8, the Company will deliver to the Trustee a statement, certified by a Senior Officer of the Company, in form and detail reasonably satisfactory to the Trustee of the occurrence of such event and the amount of the Proceeds thereof.

                SECTION 9.9. Redemption at Company's Option. The Company shall have the right to redeem all or any portion of the Outstanding Securities, in whole or in part, at a Redemption Price equal to the Outstanding principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date, plus the Economic Make-Whole Premium, if any, on a Redemption Date that it shall establish in accordance with the provisions of Section 9.4 hereof.


                                   ARTICLE 10

                                  SINKING FUNDS

                SECTION 10.1. Applicability of Article. The provisions of this
Article 10 shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by
Section 2.3 for such Securities.

                The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". To the extent that a right to make an optional sinking fund payment is not exercised in any year, it shall not be cumulative or carried forward to any subsequent year. Unless otherwise provided for by the terms of any Securities, the cash amount of any sinking-fund payment may be subject to reduction as provided in Section 10.2. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

                SECTION 10.2. Satisfaction of Sinking Fund Payments with Securities. The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited shall not have been previously so credited. The Securities to be so



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

credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                SECTION 10.3. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 10.2, the basis for such credit, and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 9.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 9.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 9.6 and 9.7.

                                   ARTICLE 11

                       DEFEASANCE AND COVENANT DEFEASANCE

                SECTION 11.1. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option at any time, to have Section
11.2 or Section 11.3 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 2.3 as being defeasible pursuant to such Section 11.2 or 11.3, in accordance with any applicable requirements provided pursuant to Section 2.3 and upon compliance with the conditions set forth below in this Article 11. Any such election shall be evidenced in the manner specified as contemplated by Section 2.3 for such Securities.

                SECTION 11.2. Defeasance and Discharge. Upon the Company's exercise of its option (if any) to have this Section 11.2 applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 11.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 11.4 and as more fully set forth in such
Section 11.4, payments in respect of the principal of, premium, if any, and interest on such Securities when payments are due, (b) the Company's obligations with respect to such Securities under



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Sections 2.7, 2.8, 8.4 and 8.17, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article 11. Subject to compliance with this Article 11, the Company may exercise its option (if any) to have this Section 11.2 applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 11.3 applied to such Securities.

                SECTION 11.3. Covenant Defeasance. Upon the Company's exercise of its option (if any) to have this Section 11.3 applied to any Securities or any series of Securities, as the case may be, (a) the Company shall be released from its obligations under Sections 8.1 (other than the obligation set forth in clause (i) of the last paragraph thereof, such delivery obligation to be fulfilled within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Partnership and within 120 days after the end of each fiscal year of the Partnership), 8.5 and 8.7 through 8.16, inclusive, 8.21 through 8.24 inclusive, 8.26 and 8.27 and any covenants provided pursuant to Section 2.3(s), 7.1(b) or 7.1(g) for the benefit of the Holders of such Securities and (b) the occurrence of any event specified in Sections 8.1 (other than the obligation set forth in clause (i) of the last paragraph thereof, such delivery obligation to be fulfilled within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Partnership and within 120 days after the end of each fiscal year of the Partnership) and 8.5 and 8.7 through 8.16, inclusive, 8.21 through 8.24 inclusive, 8.26 and 8.27 and any such covenants provided pursuant to Section 2.3(s), 7.1(b) or 7.1(g) shall be deemed not to be or result in an Event of Default in each case with respect to such Securities as provided in this Section
11.3 on and after the date the conditions set forth in Section 11.4 are satisfied (hereafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

                SECTION 11.4. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 11.2 or
Section 11.3 to any Securities or any series of Securities, as the case may be:

        (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (i) money in an amount, or
(ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on such Securities on the respective Stated Maturities or Redemption Dates, in accordance with the terms of this



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Indenture and such Securities. As used herein, "U.S. Government Obligation"
means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

        (b) In the event of an election to have Section 11.2 apply to any Securities or any series of Securities as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

        (c) In the event of an election to have Section 11.3 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

        (d) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

        (e) No Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 4. 1 (g), (h) and (i), at any time on or prior to the 90th day after the date



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of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

        (f) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

        (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

        (h) At the time of such deposit, (i) no default in the payment of any principal of or premium or interest on any Securities shall have occurred and be continuing, (ii) no Event of Default with respect to any Securities shall have resulted in such Securities becoming, and continuing to be, due and payable prior to the date on which they would otherwise have become due and payable (unless payment of such Securities has been made or duly provided for), and
(iii) no other Event of Default with respect to any Securities shall have occurred and be continuing permitting (after notice or lapse of time or both) the Holders of such Securities (or a Trustee on behalf of such Holders) to declare such Securities due and payable prior to the date on which they would otherwise have become due and payable.

        (i) Any Securities that are to be redeemed in connection with any Defeasance or Covenant Defeasance shall be redeemed in accordance with arrangements satisfactory to the Trustee for the giving of irrevocable notice of redemption by the Trustee in the name, and at the expense of the Company.

        (j) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                SECTION 11.5. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 8.4, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section
11.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.



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

                The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                Anything in this Article 11 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon receipt of a Company Request any money or U.S. Government Obligations held by it as provided in Section 11.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

                SECTION 11.6. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article 11 with respect to any Securities by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 11.2 or 11.3 shall be revived and reinstated as though no deposit had occurred pursuant to this
Article 11 with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
11.5 with respect to such Securities in accordance with this Article 11; provided however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations so held in trust.

                                   ARTICLE 12

                              PARTNERSHIP GUARANTEE

                SECTION 12.1 Obligations Guaranteed. (a) The Partnership hereby guarantees, subject to the provisions of Section 13.2, to the Trustee for its own benefit and the benefit of the Holders from time to time (i) the full and prompt payment of the principal of and premium, if any, on the Securities and the indebtedness represented thereby, when and as the same shall become due and payable, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, (ii) the full and prompt payment of interest on the Securities when and as the same shall become due and payable (the guarantee in clauses (i) and (ii) collectively referred to as the "Partnership Guarantee"), and (iii) the full and prompt payment to the Trustee of all fees, costs, expenses, or other amounts payable to the Trustee under the Indenture when and as the same shall become due and payable. The Partnership hereby irrevocably and unconditionally agrees, subject to the provisions of Section 12.2 and Section 13.2



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that upon any default by the Company in the payment, when due, of any principal of, premium, if any, or interest on the Securities, and after demand therefore being made upon the Company by the Trustee, the Partnership will promptly pay the same. All payments by the Partnership shall be paid in lawful money of the United States of America. Each and every default in the payment of the principal of, premium, if any, or interest on the Securities shall, subject to the provisions of Section 13.2, give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

        (b)     The Partnership further agrees, subject to the provisions of
Section 12.2 and Section 13.2, that this Partnership Guarantee constitutes an absolute, present and continuing guarantee of payment and not of collection, and waives any right to require that any resort be had by the Trustee or the Holders of the Securities, after demand for such payment being made upon the Company by the Trustee, to the Trustee's or any Holder's rights against any other Person, or any other right or remedy available to the Trustee or any Holder of the Securities by contract, applicable law or otherwise. The obligations of the Partnership under this Partnership Guarantee are direct, unconditional and completely independent of the obligations of any other Person, and, subject to the provisions of Section 12.2; a separate cause of action or separate causes of action may be brought and prosecuted against the Partnership, after demand for payment being made upon the Company by the Trustee, without the necessity of joining the Company or any other party or previously proceeding with or exhausting any other remedy against any other Person who might have become liable for the indebtedness or of realizing upon any security held by or for the benefit of the Holders of the Securities.

                SECTION 12.2. Obligations Unconditional. The obligations of the Partnership under this Partnership Guarantee shall, subject to the provisions of
Section 13.2, be absolute and unconditional, and shall remain in full force and effect, until the entire principal of, premium, if any, and interest on the Securities shall have been paid in full or provided for and all costs, Trustee's fees and commissions, indemnitees, and expenses, if any, shall have been paid in full and, to extent permitted by law, such obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, whatsoever, whether or not with notice to, or the consent of, the Partnership, except as set forth in Section 13.2 hereof.

                SECTION 12.3. No Waiver or Set-off. No act of commission or omission of any kind or at any time upon the part of the Company or the Trustee, or their successors and assigns, in respect of any matter whatsoever shall in any way impair the rights of the Trustee to enforce any right, power or benefit under this Partnership Guarantee and no set-off, counterclaim, reduction, or diminution of any obligation, or any defense of a surety guarantor (other than performance by the Partnership of its obligations hereunder, or receipt by the Trustee of payment from the Company) which the Partnership has or may have against the Company or the Trustee or any assignee or successor thereof shall be available hereunder to the Partnership.

                SECTION 12.4. Waiver of Notice; Expenses. The Partnership hereby expressly waives notice from the Trustee or the Holders from time to time of the Securities of their acceptance and reliance on this Partnership Guarantee of any action taken or omitted in reliance hereon. The Partnership further expressly waives diligence, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against the Company or the Partnership or against any Collateral. The Partnership agrees to pay all reasonable costs, Trustee's fees and commissions and expenses (including all court costs and reasonable attorneys' fees) which may be incurred by the Trustee in enforcing or attempting to enforce this Partnership Guarantee following any default on the part of the Partnership hereunder, whether the same shall be enforced by suit or otherwise.

                SECTION 12.5. Benefit and Enforcement. This Partnership Guarantee is given for the benefit of the Company and the Trustee and, subject to the terms and conditions set forth herein, including Section 4.7, the Holders from time to time of the Securities, all of whom shall be entitled in the same manner as set forth herein to enforce performance and observance of this Partnership Guarantee.

                SECTION 12.6 Survival of Partnership Guarantee Obligation; Waiver of Subrogation. (a) If the Trustee receives any payment on account of the liabilities guaranteed hereunder, which payment or any part thereof is subsequently invalidated declared to be fraudulent or preferential, set aside and/or required to be transferred or repaid to a trustee, receiver, assignee for the benefit of creditors or any other party under any bankruptcy act or code, state or federal law of common law or equitable doctrine, then to the extent of any sum not finally retained by the Trustee, this Partnership Guarantee shall remain in full force and effect until the Partnership shall have made payment to the Trustee of such sum, which payment shall be due on demand.

        (b) The Partnership hereby irrevocably waives any and all right to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the Trustee or the Holders against the Company (or any Collateral) with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company (or from the proceeds of the Collateral) in respect thereof, or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other guarantor with respect to such payment.

                SECTION 12.7. Pledge of Partnership Collateral. As security for the prompt payment and performance of all obligations of the Partnership under this Partnership Guarantee, the Partnership has entered into the Partnership Security Agreement to pledge, assign, hypothecate, bargain, sell, convey, mortgage and grant to the Collateral Agent a security interest in and general lien upon all of the Collateral owned by the Partnership. The pledge and assignment by the Partnership of such Collateral is collateral and security for the prompt payment and performance of the obligations of the Partnership under this Partnership Guarantee.



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

                                   ARTICLE 13

                             LIMITATION OF LIABILITY

                SECTION 13.1. Company. No recourse shall be had for the payment of the principal (or premium, if any) or the interest on any Security, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement in this Indenture or any other Transaction Agreement, against any Affiliate of the Company or any incorporator, stockholder, officer, employee, partner, member or director as such, past, present or future, of the Company or any Affiliate of the Company or of any predecessor or successor (either directly or through the Company or any such predecessor or successor), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Company's obligation under the Securities, this Indenture and other Transaction Agreements and all the obligations are solely corporate obligations of the Company's, and that no personal liability whatsoever shall attach to, or be incurred by any Affiliate of the Company or any such incorporator, stockholder, officer, employee, partner, member or director, past, present or future, of the Company or any Affiliate of the Company or of any such predecessor or successor (either directly or indirectly through the Company or any such predecessor or successor), because of any of the obligations, covenants, promises or agreements contained in the Securities, this Indenture or any other Transaction Agreement or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the delivery of the Securities; provided, however, that nothing contained herein or in the Securities shall be taken to prevent the institution of proceedings against any Person in connection with the realization of the benefit of the Collateral granted under the Security Agreements; and provided, further, that nothing in this Section 13.1 shall relieve any Person of its obligations under this Indenture, the Securities or any other Transaction Agreement to which such Person is a party or limit or otherwise prejudice in any way the right of the Collateral Agent or the Trustee to proceed against any such Person with respect to the enforcement of such obligations.

                SECTION 13.2. Partnership. Satisfaction of the obligations of the Partnership under this Instrument and the Securities shall be had solely from the assets of the Partnership. No recourse shall be had in the event of any non-performance by the Partnership of any such obligations to (a) any assets or properties of the Partners other than their respective interests in the Collateral or (b) any Partners or any Affiliate of any Partners or of the Partnership or any incorporator, stockholder, partner, member, officer, employee or director, past, present or future, of any such Partner or Affiliate or of any predecessor or successor (either directly or through either Partnership or any Partner or any such predecessor or successor), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, and no judgment for any deficiency upon the obligations of the Partnership under this Indenture and the Securities shall be obtainable by the Collateral Agent or the Trustee against any Partner or any Affiliate of any Partner or of the Partnership or any incorporator, stockholder, partner, member, officer, employee or director, past, present or future, of any Partner or Affiliate or of any predecessor or successor of any such Partner or Affiliate; provided, however, that nothing in this Section 13.2 shall relieve any Person of its obligations under any Transaction Agreement to which such Person is a party or limit or otherwise prejudice in any way the right of the Collateral Agent or the Trustee to proceed against such Person with respect to the enforcement of such obligations.

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.


                              KERN RIVER FUNDING CORPORATION


                              By:        /s/ James G. Ivey
                                  ----------------------------------------------
                                  Name:   James G. Ivey
                                  Title:  Assistant Treasurer


                              KERN RIVER GAS TRANSMISSION COMPANY
                              By: KERN RIVER ACQUISITION, LLC,
                              as General Partner


                              By:        /s/ James G. Ivey
                                  ----------------------------------------------
                                  Name:   James G. Ivey
                                  Title:  Assistant Treasurer


                              By: WILLIAMS WESTERN PIPELINE COMPANY, LLC,
                              as General Partner


                              By:        /s/ James G. Ivey
                                  ----------------------------------------------
                                  Name:   James G. Ivey
                                  Title:  Assistant Treasurer


                              THE CHASE MANHATTAN BANK,
                              as Trustee


                              By:        /s/ Joanne Adamis
                                  ----------------------------------------------
                                  Name:   Joanne Adamis
                                  Title:  Vice President

                                                                       EXHIBIT A


                           [FORM OF FACE OF SECURITY]

                           [GLOBAL SECURITIES LEGEND]

                [INCLUDE IF SECURITY IS A GLOBAL SECURITY - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO KERN RIVER FUNDING CORPORATION ("THE COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF EXCEPT IN THE CIRCUMSTANCES SET FORTH IN SECTION 2.7 OF THE INDENTURE, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.7 OF THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 2.7 OF THE INDENTURE.]

                         [RESTRICTED SECURITIES LEGEND]

                [INCLUDE IF SECURITY IS A RESTRICTED SECURITY OR A TEMPORARY REGULATION S GLOBAL SECURITY (UNLESS, PURSUANT TO SECTION 2.7, THE COMPANY DETERMINES THAT THE LEGEND MAY BE REMOVED) - THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED

THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

        THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                [Insert any legend required by the Internal Revenue Code of 1986, as amended, and the regulations thereunder.]

                         KERN RIVER FUNDING CORPORATION

                           6.676% Senior Note due 2016

No.                                                                          $
   ----------

                KERN RIVER FUNDING CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______, or registered assigns, [INCLUDE IF THIS SECURITY IS A GLOBAL SECURITY -- the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal") [INCLUDE IF THIS SECURITY IS NOT A GLOBAL SECURITY -- the principal sum of Dollars (the "Principal Amount")] on _________ [if the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from [________] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly on the last day of each month, commencing [________], at the rate of [__]% per annum (computed on the basis of a 360-day year of twelve 30-day months), until the principal hereof is paid or made available for payment [if applicable, insert --, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the month (whether or not a Business Day), in which each applicable Interest Payment Date shall occur. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum, (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable) from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

                Payment of the principal of (and premium, if any) and [if applicable, insert - any such interest] on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register], provided, further, that, in the case of an Installment Security, payment of principal and premium, if any, shall also be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Registrar without any requirement for the presentation and surrender of such Security at such office or agency, except in connection with a redemption or the final principal payment thereon.

                Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                          KERN RIVER FUNDING CORPORATION,
                                            As Issuer


                                          By

                                          KERN RIVER GAS TRANSMISSION COMPANY,
                                            As Guarantor


                                          By

                          CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                          As Trustee

                                          By
                                            Authorized Officer

                         [FORM OF REVERSE OF SECURITY]

                This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Trust Indenture, dated as of August 13, 2001(as the same may be amended or supplemented from time to time the "Indenture"), among Kern River Funding Corporation, as issuer (the "Company"), Kern River Gas Transmission Company, as guarantor (the "Partnership"), and The Chase Manhattan Bank, as trustee (the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Partnership, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in principal amount to $510,000,000.

                If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on _______ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount hereof, and
(2)] at any time [if applicable, insert -- on or after ________, __], as a whole or in part, at the election of the Company at a Redemption Price equal to 100% of the principal amount hereof plus the Economic Make-Whole Premium, with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof all as provided in the Indenture.]

                [if applicable, insert -- The sinking fund for this series provides for the redemption on __________ in each year ________ beginning _________ with the year _________ and ending with the year ______________ of [if applicable, insert -- not less than $_______("mandatory sinking fund") and not more than] $__________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert --, in the inverse order in which they become due].]

                [If the Security is subject to redemption of any kind, insert -- Except in the case of an Installment Security, in the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.)

                [If applicable, insert -- The indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and

Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

                [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable) all of the Company's obligations in respect of the payment of the principal of and principal and interest, if any, on the Securities of this series shall terminate.]

                Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), upon the request of a Holder of a Security [or of a beneficial owner of an interest in a Global Security], the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder [or beneficial owner), or to a prospective purchaser of a Security [or a beneficial interest in a Global Security] designated by such Holder [or beneficial owner of such interest], in order to permit compliance by such Holder [or beneficial owner] with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Partnership and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Partnership and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentage in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.

                The foregoing shall not apply to any suit by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair (i) the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or (ii) the unconditional guarantee of the Partnership of the obligations of the Company under this Security and the Indenture.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

                Each holder, by acceptance of this Security, hereby acknowledges and agrees that (i) no recourse shall be had for the payment of the principal of or the interest on this Security, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented hereby against any Affiliate of the Company (other than the Partnership) or any incorporator, stockholder, officer, employee or director, as such, present or future, of the Company or any Affiliate of the Company or of any predecessor or successor, all as provided in Section 13.1 of the Indenture and (ii) no recourse shall be had in the event of any non-performance by the Partnership of any obligations of the Partnership under this Security or the Indenture to the Partners or any Affiliate thereof or to any assets or properties of the Partners other than their respective interests in the Collateral, all as provided in
Section 13.2 of the Indenture.

                The Securities are subject to a Collateral Agency Agreement dated as of August 13, 2001 pursuant to which the rights of the Senior Parties (including the Holders of the Securities and certain other creditors of the Company and the Partnership) in respect of the Collateral will be shared among the Senior Parties and will be exercised by the Collateral Agent in accordance with the Collateral Agency Agreement.

                All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        [IF SECURITY IS A GLOBAL SECURITY, INSERT AS A SEPARATE PAGE] --

         THE INITIAL PRINCIPAL AMOUNT OF THIS GLOBAL SECURITY IS ______.

                                                                      Schedule A

                             SCHEDULE OF ADJUSTMENTS


                                                                   Principal              Notation made
    Date                Principal            Principal               amount               on behalf of
 adjustment             amount of            amount of             following              the Security
    made                increase             decrease              adjustment               Registrar
--------------          --------             --------              ----------            ---------------


--------                --------             --------               --------                 --------

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

                                                                       EXHIBIT B


                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL
                    SECURITY TO REGULATION S GLOBAL SECURITY
                   (TRANSFERS PURSUANT TO SECTION 2.7(c)(v)(B)
                                OF THE INDENTURE)


The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001
Attn.:  Institutional Trust Services


        Re:     Kern River Funding Corporation
                6.676% Senior Notes Due 2016 (the "Securities")

                Reference is hereby made to the Trust Indenture, dated as of August 13, 2001 (the "Indenture"), among Kern River Funding Corporation, as issuer (the "Company") Kern River Gas Transmission Company, as guarantor, and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This letter relates to US$510,000,000 principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No. 49228RAC7) and held with the Depository in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (ISIN No. USU4912PAC42), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Clearstream or both (Common Code ________).

                In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that:

        (a) the offer of the Securities was not made to a person in the United States;

        (b)     either:

                (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

                (ii) the transaction was executed in, or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

        (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

        (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

        (e) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through Euroclear or Clearstream or both (Common Code ___).

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                               [Insert Name of Transferor]




                                                     Name:
                                                     Title:




Dated: _____________, ____



cc: Kern River Funding Corporation

                                                                       EXHIBIT C


                          FORM OF TRANSFER CERTIFICATE
                   FOR TRANSFER OR EXCHANGE FROM REGULATION S
                  GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY
                   (TRANSFERS PURSUANT TO SECTION 2.7(c)(v)(D)
                                OF THE INDENTURE)


The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001
Attn.:  Institutional Trust Services


        Re:     Kern River Funding Corporation
                6.676% Senior Notes Due 2016 (the "Securities")

                Reference is hereby made to the Trust Indenture, dated as of August 13, 2001 (the "Indenture"), among Kern River Funding Corporation, as issuer (the "Company") Kern River Gas Transmission Company, as guarantor, and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This letter relates to US$510,000,000 principal amount of Securities which are evidenced by one or more Regulation S Global Securities (ISIN No. USU4912PAC42) and held with the Depository through [Euroclear] [Clearstream] (Common Code ______) in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No. 49228RAC7), to be held with the Depository.

                In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable blue sky or securities laws or any state of the United States.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

                                                    [Insert Name of Transferor]




                                                         Name:
                                                         Title:


Dated: _____________, ____



cc: Kern River Funding Corporation

                                                                       EXHIBIT D


                          FORM OF TRANSFER CERTIFICATE
                            FOR TRANSFER OR EXCHANGE
                             OF RESTRICTED SECURITY
              (TRANSFERS PURSUANT TO SECTION 2.7(b) OR 2.7(c)(v)(E)
                                OF THE INDENTURE)


The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001
Attn.:  Institutional Trust Services


        Re:     Kern River Funding Corporation
                6.676% Senior Notes Due 2016 (the "Securities")

                Reference is hereby made to the Trust Indenture, dated as of August 13, 2001 (the "Indenture"), among Kern River Funding Corporation, as issuer (the "Company") Kern River Gas Transmission Company, as guarantor, and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                This letter relates to US$510,000,000 principal amount of Securities presented or surrendered on the date hereof (the "Surrendered Securities") which are registered in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested a transfer of such Surrendered Securities to a Person other than the Transferor (each such transaction being referred to herein as a "transfer").

                In connection with such request and in respect of such Surrendered Securities, the Transferor does hereby certify that:

                                   [CHECK ONE]

[  ]    (a)     the Surrendered Securities are being transferred to the Company;

                                       or

[  ]    (b)     the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities
                Act of 1933 (the "Securities Act") and, accordingly, the
                Transferor does hereby further certify that the Surrendered
                Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered
                Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule
                144A and in accordance with any applicable blue sky or securities laws of any state of the United States;

                                       or

[  ]    (c)     the Surrendered Securities are being transferred pursuant to and in accordance with Regulation S under the Securities Act, and

                (i) the offer of the Surrendered Securities was not made to a person in the United States;

                (ii)    either:

                        (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

                        (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

[  ]    (d)     the Surrendered Securities are being transferred in a
                transaction permitted by Rule 144 under the Securities Act and in accordance with any applicable blue sky securities laws of any state of the United States.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                                [Insert Name of Transferor]




                                                     Name:
                                                     Title:


Dated: _____________, ____


cc: Kern River Funding Corporation




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

                                                                       EXHIBIT E


             FORM OF LETTER TO BE DELIVERED BY ACCREDITED INVESTORS

Kern River Funding Corporation
One Williams Center
Tulsa, Oklahoma 74172

Credit Suisse First Boston Corporation,
as representative of the several Purchasers

c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

        We are delivering this letter in connection with an offering of $510,000,000 6.676% Senior Notes Due 2016 (the "Securities") of Kern River Funding Corporation, a Delaware corporation (the "Company"), all as described in the Confidential Offering Circular (the "Offering Circular") relating to the offering.

We hereby confirm that:

        (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

        (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion,



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

        (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

        (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

        (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States under Regulation S under the Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

        (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to financial and other information, and have been afforded the opportunity to ask questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

        We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer the Securities, the Securities may be offered, resold, pledged or otherwise transferred only (i) in the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (ii) outside the United States in a transaction in accordance with Rule 904 under the Securities Act, (iii) under an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (iv) under an effective registration statement under the Securities Act, in each of cases (i) through (iv), subject to any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar and transfer agent for the Securities, will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us, will be in the form of definitive physical certificates and that the certificates will bear a legend reflecting the substance of this paragraph.

        We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

        THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Date:
      --------------------------               ---------------------------------
                                               (Name of Purchaser)


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:
                                                  Address:



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